  LOGO




                                   EATON VANCE
                                  LOW DURATION
                                      FUND

                  A diversified fund seeking total return

                                Prospectus Dated
                                   May 1, 2004


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


INFORMATION IN THIS PROSPECTUS

                                      Page                                 Page
-------------------------------------------------------------------------------
Fund Summary                            2     Sales Charges                 11
Investment Objective & Principal              Redeeming Shares              13
 Policies and Risks                     5     Shareholder Account           14
Management and Organization             8     Tax Information               15
Valuing Shares                          9     Financial Highlights          16
Purchasing Shares                      10
-------------------------------------------------------------------------------

 THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND AND THE SERVICES
            AVAILABLE TO SHAREHOLDERS. PLEASE SAVE IT FOR REFERENCE.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to seek total return. The Fund's dollar-weighted average duration will not exceed three years. Under normal circumstances, at least 90% of the Fund's net assets will be invested in investment grade securities. Investment grade securities are securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or determined by the investment adviser to be of comparable quality.

The Fund primarily invests in fixed-income securities, including mortgage-backed securities ("MBS") issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. Government obligations (including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities), corporate bonds, preferred stocks, asset-backed securities and/or money market instruments. The Fund may invest significantly in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. While such issuers may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury. The Fund may invest in foreign securities and securities rated below investment grade, including senior floating rate loans and other floating rate debt securities. Securities may be purchased on a when-issued or forward commitment basis.

The Fund may engage in active management techniques (such as derivatives, securities lending, short sales and forward commitments) to protect against price fluctuations, to enhance return, as a substitute for the purchase or sale of securities or to manage duration. The Fund may borrow from banks for investment purposes.

The Fund currently pursues its objective by investing its assets in one or more registered investment companies managed by Eaton Vance Management or its affiliate.

PRINCIPAL RISK FACTORS. As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities will not affect interest income on existing securities but will be reflected in the Fund's net asset value. Securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Fixed-income securities are also subject to the risk that the issuer of a security will be unable to make principal and/or interest payments. Securities rated below investment grade are subject to greater credit risk than higher rated securities.

Fund shares also are sensitive to the effects of prepayment of mortgage loans underlying MBS. Mortgage loans are most likely to be prepaid in a declining interest rate environment. Prepayment may reduce the Fund's returns because the proceeds of a prepayment may be invested in lower-yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The value of Fund shares can also be adversely affected by the existence of premiums paid when MBS are acquired.

Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally; which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Loans and other debt securities are also subject to the risk of increases in prevailing interest rates and prepayment risk, although floating rate securities reduce this risk.

Derivative transactions (such as futures contracts and options thereon, options, interest rate and credit default swaps, credit linked notes and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or interest rate movements. Lending securities could result in delays in recovery or loss if the borrower of the securities fails financially. Borrowing for investment purposes is a speculative practice and may exaggerate any increase or decrease in the value of the Fund, which may impact the value of Fund shares. Foreign securities may be affected by adverse changes in currency exchange rates and economic and political developments abroad. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the performance of the Fund. The return on the bar chart is for Class A shares for the calendar year ended December 31, 2003. During this period, the expenses of the Fund were subsidized. Absent the subsidy, Fund performance would have been lower. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains the Class A, Class B and Class C performance and a comparison to the performance of a broad-based index of short-term U.S. Treasury securities. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


                    For the period from  December 31, 2002 through  December 31,
                    2003,  the highest  quarterly  total return for the Fund was
  -0.23%            0.34% for the quarter  ended June 30,  2003,  and the lowest
----------          quarterly  return was -0.49% for the quarter ended September
   2003             30, 2003.  The  year-to-date  return  through the end of the most recent calendar quarter (December 31, 2003 to March 31,
                    2004) was 0.71%.  Performance  is for the stated time period
                    only;   due  to  market   volatility,   the  Fund's  current
                    performance may be lower or higher.


                                                                One     Life of
 Average Annual Total Return as of December 31, 2003            Year     Fund
--------------------------------------------------------------------------------
 Class A Return Before Taxes                                   -2.47%   -1.27%
 Class A Return After Taxes on Distributions                   -3.78%   -2.63%
 Class A Return After Taxes on Distributions and
  the Sale of Fund Shares                                      -1.61%   -1.86%
 Class B Return Before Taxes                                   -3.86%   -2.14%
 Class C Return Before Taxes                                   -1.70%   -0.06%
 Merrill Lynch 1-3 Year Treasury Index (reflects no
  deduction for fees, expenses or taxes)                        1.90%    2.22%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C for the Fund. The Fund commenced operations September 30, 2002. Life of Fund returns are calculated from September 30, 2002. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged market index of short-term U.S. Treasury securities. Investors cannot invest directly in an index. (Source for the Merrill Lynch 1-3 Year Treasury Index returns: Thomson Financial.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.
After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.


Shareholder Fees
(fees paid directly from your investment)            Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage
 of offering price)                                   2.25%     None      None

Maximum Deferred Sales Charge (Load) (as a
 percentage of the lower of net asset value at
 time of purchase or redemption)                      None      3.00%     1.00%

Maximum Sales Charge (Load) Imposed on Reinvested
 Distributions                                        None      None      None

Exchange Fee                                          None      None      None


Annual Fund Operating Expenses*
(expenses that are deducted from Fund and
 Portfolio assets)                                   Class A   Class B   Class C
--------------------------------------------------------------------------------
Management Fees                                       0.73%     0.73%     0.73%

Distribution and Service (12b-1) Fees                  n/a      1.00%     0.85%
Other Expenses**                                      0.50%     0.25%     0.25%
                                                      -----     -----     ------
Total Annual Fund Operating Expenses                  1.23%     1.98%     1.83%
Contractual Fee Reduction***                         (0.15)%   (0.15)%   (0.15)%
                                                      -----     -----     ------
Total Fund Operating Expenses
 (net contractual reduction)****                      1.08%     1.83%     1.68%

*    The  Annual  Fund  Operating  Expenses  have  been  restated  to  reflect a contractual fee reduction of the advisory and administrative fee that became effective March 15, 2004 as if that reduction became effective on January 1, 2003.
** Other Expenses for Class A includes a 0.25% service fee paid pursuant to a Service Plan.
*** During the fiscal year ended December 31, 2003, Total Annual Fund Operating Expenses incurred by the Fund were 1.21% for Class A, 1.96% for Class B and 1.81% for Class C due to an allocation of expenses to the administrator. The Fund does not intend to make such an allocation of expenses to the administrator in 2004.
**** Effective March 15, 2004, Eaton Vance Management has  contractually  agreed to reduce the annual advisory and administrative fee to 0%. Such contractual fee reduction cannot be terminated or modified without the express consent of the Board of Trustees and is intended to continue indefinitely.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                         $333       $561        $807       $1,513
Class B shares*                        $486       $776        $904       $1,606
Class C shares                         $271       $530        $913       $1,987

You would pay the following expenses if you did not redeem your shares:

                                      1 Year     3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                         $333       $561        $807       $1,513
Class B shares*                        $186       $576        $904       $1,606
Class C shares                         $171       $530        $913       $1,987

* Reflects the expenses of Class A after four years because Class B shares generally convert to Class A shares after four years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to seek total return. As described in more detail below, the Fund currently pursues its objective by investing in one or more investment companies (each a "Portfolio") managed by Eaton Vance Management ("Eaton Vance") or its affiliate. Although the Fund's objective and policies may be changed by the Trustees without shareholder approval, the Trustees intend to submit any material change in the objective to shareholders for approval.

The dollar-weighted average duration of the Fund will not exceed three years. Duration measures the expected life of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A mutual fund with a longer dollar-weighted average duration can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Under current market conditions, the portfolio manager expects to maintain a dollar-weighted average duration of between one and two years. Duration differs from maturity in that it considers a security's coupon payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. The Fund's duration is the sum of the Fund's allocable share of the duration of the Portfolios in which it invests.

DESCRIPTION OF INVESTMENTS

MORTGAGE-BACKED SECURITIES. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS may be either issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued. The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, a Portfolio may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. To mitigate prepayment risk, a portfolio manager may seek MBS that as a group have a history of more stable prepayment rates relative to interest rate fluctuations (so-called "Seasoned MBS"). MBS with mortgages which have been outstanding for ten years or more are generally considered to be Seasoned MBS by the investment adviser. Under certain market conditions, a significant portion of the MBS held by the Fund may be premium bonds acquired at prices that exceed their par or principal value. A Portfolio may also invest in classes of collateralized mortgage obligations, stripped MBS and floating-rate MBS.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("agency obligations"). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. A Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. The U.S. Government generally is not obligated to provide support to its agencies or instrumentalities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

FOREIGN SECURITIES. A Portfolio may invest up to 25% of its total assets in foreign securities denominated in a foreign currency. Foreign investments are expected to be primarily in developed countries. A Portfolio may invest without limit in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

SENIOR FLOATING RATE LOANS. Senior floating rate loans ("Senior Loans") hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Senior Loans held by the Fund will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the investment adviser over the last decade, because of prepayments the average life of Senior Loans has been two to four years.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. No active trading market may exist for many loans and some loans may be subject to restrictions on resale. Adverse market conditions may impair the liquidity of some actively traded loans.

ACTIVE MANAGEMENT TECHNIQUES. A Portfolio may purchase or sell derivative instruments (which derive their value from another instrument, security or index) to enhance return, to hedge against fluctuations in securities prices or interest rates, to change the duration of obligations held by the Portfolio or the Fund, to manage certain Fund investment risks and/or as a substitute for the purchase or sale of securities. Transactions in derivative instruments may include the purchase or sale of derivatives based on various measures of the rate of mortgage prepayments ("prepayment derivatives"), futures contracts on securities, indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices or short sales. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Government Obligations Portfolio and Floating Rate Portfolio may enter into interest rate and total return swaps on a net basis for hedging purposes. Floating Rate Portfolio may invest in credit linked notes. Government Obligations Portfolio and Investment Portfolios' investments in prepayment derivatives for non-hedging purposes are limited to 5% of each Portfolio's total assets.

Transactions in derivative instruments involve unique risks such as losses due to unanticipated adverse changes in prices, interest rates or index values; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein and may unfavorably impact investment performance. In addition, a Portfolio may lose its entire premium paid for purchased options that expire before they can be profitably exercised. A Portfolio incurs transaction costs in opening and closing positions in derivative instruments. A Portfolio at times may enter into mortgage dollar rolls in which the Portfolio sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the MBS. There can be no assurance that the use of the foregoing techniques will be advantageous.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in a pool of assets, such as automobile receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.

MONEY MARKET INSTRUMENTS. Money market instruments will have a maturity of one year or less and include high quality U.S. Government securities, prime commercial paper, high-grade obligations other than prime commercial paper, certificates of deposit, bankers' acceptances and other securities issued by domestic or foreign banks or their subsidiaries or branches.










CREDIT QUALITY. Under normal circumstances, at least 90% of the Fund's net assets will be invested in investment grade securities (being those rated Baa or BBB or higher). Securities that are rated Baa or BBB or below (so-called "junk bonds") and unrated securities of comparable quality have speculative characteristics. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Lower rated securities also may be subject to greater price volatility than higher rated obligations. The Fund may invest up to 10% of net assets in securities in any ratings category. Lower rated securities include securities that are in default. The percentage of the Fund's net assets invested in investment grade securities will be determined based on the Fund's allocable share of Portfolio net assets invested in investment grade securities.

SECURITIES LENDING. A Portfolio may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Portfolio may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned from securities loans of this type, net of administrative expenses and any finder's fees, justifies the attendant risk. The investment adviser on an ongoing basis will monitor the financial condition of the borrower. The value of the securities loaned will not exceed 30% of a Portfolio's total assets.

BORROWING. A Portfolio may borrow from banks to increase investments ("leveraging"). Such borrowings will be unsecured. A Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by the Portfolio and, in that respect, may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds.

ILLIQUID SECURITIES. A Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

TEMPORARY INVESTMENTS. A Portfolio may temporarily invest in cash and cash equivalents, which may be inconsistent with the Fund's investment objective, pending the making of other investments or as a reserve to service redemptions and repurchases of shares. While so invested, a Portfolio may not achieve its investment objective. A Portfolio might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

Investing in Other Investment Companies. The Fund currently pursues its investment objective by investing in one or more Portfolios managed by Boston Management and Research ("BMR"), an affiliate of Eaton Vance. Eaton Vance has broad discretion to invest the Fund's assets in one or more of the Portfolios consistent with the Fund's investment objective and policies. In the future, the Fund may invest in other investment companies managed by Eaton Vance or its affiliates. Eaton Vance may be subject to certain conflicts of interest in fulfilling its duties to the Fund and each Portfolio. Whenever such conflicts arise, Eaton Vance intends to act in a manner it believes to be equitable to all interested parties under the circumstances. Currently, the Fund invests in one or more of the following Portfolios:

* CASH MANAGEMENT PORTFOLIO. Cash Management Portfolio's investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Cash Management Portfolio invests only in U.S. dollar-denominated money market instruments of domestic and foreign issuers meeting credit criteria which its Trustees believe present minimal credit risk, and that are (i) short-term obligations rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services (or if only one rating service has rated the security, by that service), or (ii) unrated securities determined by the investment adviser to be of comparable quality.

* FLOATING RATE PORTFOLIO. Floating Rate Portfolio's investment objective is to provide a high level of current income. The Portfolio invests at least 80% of its total assets in income producing and other floating rate debt securities, such as notes, bonds and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Portfolio normally invests primarily in interests in Senior Loans. A high percentage of the Senior Loans in the Portfolio have been assigned ratings below investment grade by independent rating agencies (or if unrated, are likely to be the equivalent of below investment grade quality). The Portfolio may use interest rate swaps for risk management purposes, typically to shorten the average interest rate reset time of the Portfolio's holdings.

* GOVERNMENT OBLIGATIONS PORTFOLIO. Government Obligations Portfolio's investment objective is a high current return. Under normal circumstances, Government Obligations Portfolio invests at least 80% of its net assets in securities issued, backed or guaranteed by the U.S. Government, or its agencies or instrumentalities. Interests in Government Obligations Portfolio are not guaranteed by the U.S. Government. Government Obligations Portfolio may also engage in active management techniques, securities lending and borrowing (as described above).


* INVESTMENT GRADE INCOME PORTFOLIO. Investment Grade Income Portfolio's investment objective is to seek current income and total return. Investment Grade Income Portfolio primarily invests in preferred stocks, corporate bonds, U.S. Government securities, money market instruments, MBS (including collateralized mortgage obligations) and asset-backed securities (including collateralized debt obligations). Under normal circumstances, Investment Grade Income Portfolio will invest at least 80% of its net assets in investment grade securities and unrated securities determined by its investment adviser to be of comparable quality. Investment Grade Income Portfolio may invest up to 25% of its total assets in foreign securities.


* INVESTMENT PORTFOLIO. Investment Portfolio's investment objective is to seek total return. Investment Portfolio invests in a broad range of fixed income securities, including MBS issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. Government obligations (including Treasury bills and notes, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities), corporate bonds, preferred stocks, asset-backed securities and/or money market instruments. Investment Portfolio normally invests at least 90% of its net assets in investment grade securities. Investment Portfolio may invest up to 25% of its total assets in foreign securities. Investment Portfolio may engage in active management techniques, securities lending and borrowing (as described above).

MANAGEMENT AND ORGANIZATION

MANAGEMENT. Eaton Vance serves as the investment adviser of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios). Eaton Vance is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

For the fiscal year ended December 31, 2003, the Fund paid advisory and administration fees equivalent to 0.15% (annualized) of its average daily net assets to Eaton Vance pursuant to its investment advisory and administrative agreement with Eaton Vance. Effective March 15, 2004, Eaton Vance and the Fund entered into a Fee Reduction Agreement pursuant to which Eaton Vance agreed to reduce its annual advisory and administration fee to 0%.

Susan Schiff and Christine Johnston are the co-portfolio managers of the Fund. Ms. Schiff has managed or co-managed the Fund since it commenced operations. She has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR. As noted below, Ms. Schiff also serves as portfolio manager of Government Obligations Portfolio and, with Christine Johnston, serves as co-portfolio manager of Investment Portfolio. Ms. Johnston has co-managed the Fund since November 7, 2003. Prior to becoming co-manager of the Fund, Ms. Johnston was employed as a global and mortgage-backed securities analyst with Eaton Vance for more than five years. She is a Vice President of Eaton Vance and BMR.

Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $85 billion on behalf of mutual funds, institutional clients and individuals. Eaton Vance also serves as the sub-transfer agent for the Fund. For the transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds.

The Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. The investment advisory fee paid by, and the portfolio manager of, each Portfolio is set forth below.

CASH MANAGEMENT PORTFOLIO. Under Cash Management Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio. For its fiscal year ended December 31, 2003, Cash Management Portfolio paid BMR advisory fees equivalent to 0.50% of its average daily net assets. Elizabeth S. Kenyon is the portfolio manager of the Cash Management Portfolio (since 2001). She also manages other Eaton Vance portfolios. Ms. Kenyon has been a fixed-income analyst at Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR.

FLOATING RATE PORTFOLIO. Under Floating Rate Portfolio's investment advisory agreement, BMR receives a monthly advisroy fee equivalent to 0.575% annually of the average daily net assets of the Portfolio up to $1 billion, which fee is reduced on assets of $1 billion and more. For its fiscal year ended October 31, 2003, Floating Rate Portfolio paid BMR advisory fees equivalent to 0.56% of its average daily net assets. Scott H. Page and Payson F. Swaffield, Vice Presidents of Eaton Vance and BMR, are co-portfolio managers of the Floating Rate Portfolio (since inception) and of other Eaton Vance floating rate loan portfolios (since August 1, 1996).

GOVERNMENT OBLIGATIONS PORTFOLIO. Under Government Obligations Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.75% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For its fiscal year ended December 31, 2003, Government Obligations Portfolio paid BMR advisory fees equivalent to 0.67% of its average daily net assets. Susan Schiff, portfolio manager of the Fund, also serves as portfolio manager of Government Obligations Portfolio.

INVESTMENT GRADE INCOME PORTFOLIO. Under Investment Grade Income Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets up to and including $130 million, and equal to 0.50% annually of the average daily net assets over $130 million. For its fiscal year ended December 31, 2003, Investment Grade Income Portfolio paid BMR advisory fees equal to 0.625% of its average daily net assets. Elizabeth S. Kenyon, portfolio manager of Cash Management Portfolio, is the portfolio manager of Investment Grade Income Portfolio since November 1, 2001.

INVESTMENT PORTFOLIO. Under Investment Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio. For its fiscal year ended December 31, 2003, Investment Portfolio paid BMR advisory fees equal to 0.50%
(annualized) of its average daily net assets. Susan Schiff and Christine Johnston, co-portfolio managers of the Fund, also serve as co-portfolio managers of Investment Portfolio.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval). If the Fund invests in the Portfolios, it may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider a Portfolio matter and then vote its interest in a Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from a Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Seasoned MBS are valued through the use of an independent matrix pricing system which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. An independent pricing service is used to value other MBS and most other debt securities at their market value. The investment adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before a Portfolio values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Securities held by Cash Management Portfolio are valued at amortized cost according to a Securities and Exchange Commission rule. Cash Management Portfolio will not normally have gains and losses so long as it values its investments by the amortized cost method. Because foreign securities trade on days when Fund shares are not priced, net asset value can change on days when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

HOW TO PURCHASE SHARES. You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day's net asset value.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans and for persons affiliated with Eaton Vance and its service providers.

If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

The  Fund  is not  intended  for  market  timing  or  excessive  trading.  These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.

CHOOSING A SHARE CLASS. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

     *    how long you expect to own your shares;
     *    how much you intend to invest;
     * the sales charge and total operating expenses associated with owning each class; and
     * whether you qualify for a reduction or waiver of any applicable sales charges (see "Reducing or Eliminating Sales Charges" under "Sales Charges" below).

Each investor's considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

     Class A shares are offered at net asset value plus a front-end sales charge of up to 2.25%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $100,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in "Reducing Class A Sales Charges" under "Sales Charges" below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on the Fund's other classes of shares because Class A has lower annual expenses than those classes.

     Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within four years of purchase, you generally will be subject to a contingent deferred sales charge or "CDSC". The amount of the CDSC applicable to a redemption of Class B shares decreases over four years, as described in the CDSC schedule in "Contingent Deferred Sales Charge" under "Sales Charges" below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See "CDSC Waivers" under "Sales Charges" below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares will automatically convert to Class A shares after the longer of four years or the time when the CDSC applicable to the Class B shares expires. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

     Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See "CDSC Waivers" under "Sales Charges" below. Class C shares pay distribution fees and service fees equal to 0.85% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                   Sales Charge           Sales Charge         Dealer Commission
                                 as Percentage of     as Percentage of Net     as a Percentage of
Amount of Purchase                Offering Price        Amount Invested          Offering Price
---------------------------------------------------------------------------------------------------
Less than $100,000                     2.25%                 2.30%                    2.00%
$100,000 but less than $250,000        1.75%                 1.78%                    1.50%
$250,000 but less than $500,000        1.50%                 1.52%                    1.25%
$500,000 but less than $1,000,000      1.00%                 1.01%                    1.00%
$1,000,000 or more                     0.00*                 0.00*                  See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.


The principal underwriter will pay an upfront commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% for any amounts of $5 million or more. Purchases totaling $1 million or more will be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers a fee monthly in arrears based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 12 months after the investment is made.

The principal underwriter may pay additional compensation from its own resources to investment dealers in connection with sales promotions sponsored by the principal underwriter or sales programs sponsored by investment dealers.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

 Year of Redemption After Purchase      CDSC
-------------------------------------------------
 First                                  3.0%
 Second                                 2.5%
 Third                                  2.0%
 Fourth                                 1.0%
 Fifth or following                       0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


CLASS B CONVERSION FEATURE. After the longer of four years or the time when the CDSC applicable to your Class B shares expires, Class B shares will automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

REDUCING OR ELIMINATING SALES CHARGES. Your purchase may be eligible for a reduced sales charge, or the sales charge may be eliminated, under the circumstances described below. Sales charges may also be reduced or eliminated pursuant to the exchange privilege and the reinvestment privilege, when reinvesting distributions, and in connection with redemptions under a withdrawal plan. For more information, see "Shareholder Account Features" below.

REDUCING CLASS A SALES CHARGES. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

     Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $100,000 or more. Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held in trust or fiduciary accounts for the benefit of any of you. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation.

     Under a statement of intention, purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

PURCHASING CLASS A SHARES AT NET ASSET VALUE. Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See "Shareholder Account Features" for details.

CDSC WAIVERS. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. Call 1-800-262-1122 for details. The Class B CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

MORE INFORMATION ABOUT SALES CHARGES IS AVAILABLE ON THE EATON VANCE WEBSITE AT WWW.EATONVANCE.COM AND IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE CONSULT THE EATON VANCE WEBSITE FOR ANY UPDATES TO SALES CHARGE INFORMATION BEFORE MAKING A PURCHASE OF FUND SHARES.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% and 0.60%, respectively, of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 3.00% and 1.00%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.50% of the value of Class C shares in annual distribution fees.

All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:
By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone        You can  redeem up to $100,000 by calling the transfer agent at  1-800-262-1122  on Monday through  Friday,  9:00 a.m. to
                    4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed  only to the account  address.  Shares held by corporations,  trusts or certain  other  entities and shares
                    that  are  subject  to  fiduciary   arrangements  cannot  be
                    redeemed by telephone.

Through an          Your investment  dealer is responsible for  transmitting the
Investment Dealer   order  promptly.  An investment  dealer may charge a fee for this service.


If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

     *Full Reinvest Option      Dividends  and capital gains  are  reinvested in
                                additional shares. This option will be assigned if you do not specify an option.

     *Partial Reinvest Option   Dividends are paid in cash and capital gains are
                                reinvested in additional shares.

     *Cash Option               Dividends and capital gains are paid in cash.

     *Exchange Option           Dividends and/or capital gains are reinvested in
                                additional shares of any class of another  Eaton
                                Vance fund chosen by you, subject to the terms of that fund's prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

     *Annual and Semiannual Reports, containing performance information and financial statements.

     *Periodic account statements, showing recent activity and total share balance.

     *Form 1099 and tax information needed to prepare your income tax returns.

     *Proxy materials, in the event a shareholder vote is required.

     *Special notices about significant events affecting your Fund.

WITHDRAWAL PLAN. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

TAX-DEFERRED  RETIREMENT  PLANS.  Class A and Class C shares are  available  for purchase in connection with certain tax-deferred retirement plans. Call 1-800-262-1122 for information. Distributions will be invested in additional shares for all tax-deferred retirement plans.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under "Purchasing Shares", the exchange privilege may be terminated for market timing accounts or for other reasons.

REINVESTMENT PRIVILEGE. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.








TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

PROCEDURES FOR OPENING NEW ACCOUNTS. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

TAX INFORMATION

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Distributions of income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. The Fund expects that its distributions will consist primarily of ordinary income. The Fund's distributions will be taxable as described above whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are either unrealized or realized but undistributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolios' investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolios. In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past two years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                     PERIOD ENDED DECEMBER 31,
                                                               ---------------------------------------------------------------------
                                                                             2003(1)                         2002(1)(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A    CLASS B    CLASS C     CLASS A    CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                               $ 9.990    $ 9.990    $ 9.980     $10.000    $10.000   $10.000
                                                                  --------   --------   --------    --------   --------  --------
Income (loss) from operations
Net investment income                                             $ 0.098    $ 0.024    $ 0.040     $ 0.056    $ 0.039   $ 0.041
Net realized and unrealized gain (loss)                            (0.120)    (0.121)    (0.112)      0.035      0.033     0.025
                                                                  --------   --------   --------    --------   --------  --------
Total income (loss) from operations                               $(0.022)   $(0.097)   $(0.072)    $ 0.091    $ 0.072   $ 0.066
                                                                  --------   --------   --------    --------   --------  --------
Less distributions
From net investment income                                        $(0.378)   $(0.303)   $(0.318)    $(0.101)   $(0.082)  $(0.086)
                                                                  --------   --------   --------    --------   --------  --------
Total distributions                                               $(0.378)   $(0.303)   $(0.318)    $(0.101)   $(0.082)  $(0.086)
                                                                  --------   --------   --------    --------   --------  --------
Net asset value - End of year                                     $ 9.590    $ 9.590    $ 9.590     $ 9.990    $ 9.990   $ 9.980
                                                                  --------   --------   --------    --------   --------  --------
Total Return(3)                                                     (0.23)%    (0.98)%    (0.74)%      0.91%      0.72%      0.66%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                           $63,709    $17,547    $55,078     $27,033    $10,725   $18,387
Ratios (As a percentage of average daily net assets):
 Net expenses(4)                                                     1.21%      1.96%      1.81%       1.16%(5)   1.91%(5)  1.76%(5)
 Net investment income                                               1.00%      0.25%      0.41%       2.18%(5)   1.49%(5)  1.56%(5)
Portfolio Turnover of Investment Portfolio                             43%        43%        43%          0%         0%        0%
Portfolio Turnover of Government Obligations Portfolio                 67%        67%        67%         41%        41%       41%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator and in 2002, an allocation of expenses to the Investment
     Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
 Expenses(4)                                                         1.23%      1.98%      1.83%       2.20%(5)   2.95%(5)  2.80%(5)
 Net investment income                                               0.98%      0.23%      0.39%       1.14%(5)   0.45%(5)  0.52%(5)
Net investment income per share                                   $ 0.096    $ 0.023    $ 0.038      $ 0.030     $ 0.013  $ 0.015

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) For the period from the start of business, September 30, 2002, to December 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.

  LOGO



MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolios' investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com


     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                    PFPC Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122


The Fund's SEC File No. is 811-4015.                                        LDFP



1421-5/04                                    (C) 2004 Eaton Vance Management

                                             STATEMENT OF
                                             ADDITIONAL INFORMATION
                                             MAY 1, 2004




                                   EATON VANCE
                                  LOW DURATION
                                      FUND

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109
                                 1-800-262-1122

This Statement of Additional Information ("SAI") provides general information about the Fund and each Portfolio. The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                     Page                                 Page
Strategies and Risks                   2    Purchasing and Redeeming
Investment Restrictions               14     Shares                        28
Management and Organization           15    Sales Charges                  29
Investment Advisory and                     Performance                    32
 Administrative Services              23    Taxes                          32
Other Service Providers               26    Portfolio Securities
Calculation of Net Asset Value        26     Transactions                  34
                                            Financial Statements           37

             Appendix A: Class A Fees, Performance and Ownership   38
             Appendix B: Class B Fees, Performance and Ownership   40
             Appendix C: Class C Fees, Performance and Ownership   42
             Appendix D: Ratings                                   44


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED MAY 1, 2004, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-800-225-6265.



(C) 2004 EATON VANCE MANAGEMENT

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc.

As stated in the prospectus, the Fund currently invests in one or more investment companies managed by Eaton Vance or an affiliate. Unless the context indicates otherwise, the term "Portfolio" refers to each such investment company except that under "Strategies and Risks" the use of the term "Portfolio" in the description of an investment practice or technique refers to any Portfolio that may engage in that investment practice or technique (as described in the prospectus).

                              STRATEGIES AND RISKS

The primary strategies of the Fund and the Portfolios are defined in the prospectus. The following is a description of the various investment practices of the Portfolios (both primary and secondary) and a summary of certain attendant risks. A Portfolio's investment adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help the Portfolio achieve its investment objective, except that Investment Portfolio may engage in certain transactions to manage the Fund's duration or certain Fund investment risks.

DURATION. Under normal circumstances, the dollar-weighted average duration (the "duration") of the Fund's investment in the Portfolios will not exceed three years. The Fund's duration is the sum of the Fund's allocable share of the duration of each of the Portfolios in which it invests. The Fund's allocable share of a Portfolio's duration is determined by multiplying the Portfolio's duration by the Fund's percentage ownership of that Portfolio. In determining a Portfolio's duration, the investment adviser will make certain assumptions concerning the anticipated prepayment of MBS. These same assumptions are also considered in determining the value of Portfolio assets, as described under "Calculation of Net Asset Value".

MORTGAGE-BACKED SECURITIES. The Portfolio's investments in mortgage-backed securities may include conventional mortgage pass-through securities, stripped mortgage-backed securities ("SMBS"), floating rate mortgage-backed securities listed under "Indexed Securities" and certain classes of multiple class CMOs (as described below). Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Government National Mortgage Association ("GNMA") Certificates and Federal National Mortgage Association ("FNMA") Mortgage-Backed Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. GNMA Certificates and FNMA Mortgage-Backed Certificates are called "pass-through" securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Portfolio). The Portfolio may purchase GNMA Certificates, FNMA Mortgage-Backed Certificates and various other mortgage-backed securities on a when-issued basis subject to certain limitations and requirements.

The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interest in FHLMC'S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.






While it is not possible to accurately predict the life of a particular issue of a mortgage-backed "pass-through" security held by the Portfolio, the actual life of any such security is likely to be substantially less than the average final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on the security owned by the

Portfolio will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. The Portfolio, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through"
security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by the Portfolio at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If such a security has been purchased by the Portfolio at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. The Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by these instrumentalities only if the investment adviser determines that the credit risk with respect to such obligations is minimal.

The principal of and/or interest on certain U.S. Government securities which may be purchased by the Portfolio could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The CMO classes in which the Portfolio may invest include sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by the FHLMC and by financial institutions and other mortgage lenders which are generally fully collateralized by a pool of mortgages held under an indenture. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Currently, Government Obligations Portfolio's investment adviser will consider privately issued CMOs or other mortgage-backed securities as possible investments for the Portfolio only when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities (e.g., insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Administrator of Veterans Affairs or consisting in whole or in part of U.S. Government securities).

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). The Portfolio may invest in SMBS, which are derivative multiclass mortgage securities. The Portfolio may only invest in SMBS issued or guaranteed by the U.S. Government, its agencies or instrumentalities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgages. A common type of SMBS will have one class receiving all of the interest from the mortgages, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio's limitation on investments in illiquid securities. The determination of whether a particular SMBS is liquid will be made by the investment adviser under guidelines and standards established by the Trustees of the Portfolio. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgages are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The investment adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

INDEXED SECURITIES. The Portfolio may invest in securities that fluctuate in value with an index. Such securities generally will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks. The indexed securities purchased by the Portfolio may include interest only ("IO") and principal only ("PO") securities, floating rate securities linked to the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged floating rate securities ("super floaters"), leveraged inverse floating rate securities ("inverse floaters"), dual index floaters, range floaters, index amortizing notes and various currency indexed notes.

RISKS OF CERTAIN MORTGAGE-BACKED AND INDEXED SECURITIES. The risk of early prepayments is the risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other "lagging rate" floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. Although not mortgage-backed securities, index amortizing notes and other callable securities are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. The market values of currency-linked securities may be very volatile and may decline during periods of unstable currency exchange rates.

MORTGAGE ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sales. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Portfolio's borrowings and other senior securities.

STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Portfolio typically purchases "Assignments" from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Portfolio also may invest in "Participations". Participations by the Portfolio in a Loan Investor's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Portfolio may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Portfolio with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital
raising   activities   generally  and  fluctuations  in  the  financial  markets
generally.

The Portfolio will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Portfolio and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized rating agency (each a "Rating Agency")) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody's have speculative characteristics. Similarly, the Portfolio will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.

LOAN COLLATERAL. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower's obligations under a Senior Loan.

CERTAIN FEES PAID TO THE PORTFOLIO. In the process of buying, selling and holding Senior Loans, the Portfolio may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Portfolio may include amendment fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

ADMINISTRATION OF LOANS. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolio will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolio its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolio has direct recourse against the Borrower, the Portfolio will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolio will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolio and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolio were determined to be subject to the claims of the Agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolio derives interest income will be reduced. However, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Portfolio should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Portfolio or may be intermediate participants with respect to Senior Loans in which the Portfolio owns interests. Such banks may also act as Agents for Senior Loans held by the Portfolio.

The Portfolio may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

The Portfolio may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Portfolio may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Portfolio will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolio may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the loan collateral or subordinate the Portfolio's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolio. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in loan collateral. If the Portfolio's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Portfolio would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolio could also have to refund interest (see the Prospectus for additional information).

The Portfolio may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Senior Loan. The Portfolio may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolio's investment policies.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

FIXED-INCOME SECURITIES. Fixed-income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, the Portfolio also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix D.

MONEY MARKET INSTRUMENTS. Certificates of deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. In compliance with Rule 2a-7 under the 1940 Act, Cash Management Portfolio will invest only in those U.S. dollar denominated money market securities and corporate obligations determined by the Trustees of the Portfolio to present minimal credit risks and which are at the time of acquisition rated by the requisite number of nationally recognized statistical rating organizations in one of the two highest applicable rating categories or, in the case of an instrument not so rated, of comparable quality as determined by the Trustees. At such time or times as the Trustees deem appropriate and in the best interests of Cash Management Portfolio, assets of that Portfolio may be invested in certificates of deposit of federally insured banks and/or U.S. Government and agency obligations. The Portfolio intends to limit its investments to money market instruments maturing in 397 calendar days or less and to maintain a dollar-weighted average maturity of not more than 90 days. In addition, Rule 2a-7 promulgated under the 1940 Act provides that Cash Management Portfolio (so long as it uses the amortized cost method of valuing its securities or holds itself out to investors as a money market fund) may not acquire a Second Tier Security (as defined in the Rule) if, immediately after such acquisition: (a) more than 5% of its total assets (taken at amortized cost) would be invested in securities which, when acquired by the Portfolio (either initially or upon any subsequent rollover) were Second Tier Securities; or (b) more than the greater of 1% of its total assets (taken at amortized cost) or $1,000,000 would be invested in securities issued by a single issuer which, when acquired by the Portfolio (either initially or upon any subsequent rollover) were Second Tier Securities.














Money market instruments are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions, BMR and Eaton Vance judge such executing firms' professional ability and quality of service and use their best efforts to obtain execution at prices which are advantageous and at reasonably competitive spreads. Subject to the foregoing, BMR and Eaton Vance may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

FOREIGN INVESTMENTS. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Portfolio may also invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass-through voting and other shareholder rights, and may be less liquid than sponsored receipts.

FOREIGN CURRENCY TRANSACTIONS. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, to change the duration of obligations of the Portfolio or the Fund, to manage certain Fund investment risks, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the
U.S. or abroad and may include the purchase or sale of futures contracts on securities (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets.

Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Each Portfolio has claimed exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration as a CPO. The use of derivatives are highly specialized activities that involve skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the investment adviser's use of derivative instruments will be advantageous to the Portfolio. The Portfolio will engage in transactions in futures contracts and regulated options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security.

For Government Obligations Portfolio, a covered option may not be written on U.S. Government securities if after such transaction more than 25% of net assets, as measured by the aggregate value of the securities underlying all written covered calls and puts, would be subject to such options. In addition, options on any U.S. Government security will not be purchased if after such transaction more than 5% of net assets, as measured by the aggregate premiums paid for all such options, would be so invested.

PREPAYMENT DERIVATIVES. A Portfolio may trade derivatives on various measures of prepayment rates of residential mortgages to minimize exposure to risks arising from changes in mortgage prepayment rates. Prepayment derivatives are currently offered in an auction format. Participants buy and sell these options by submitting limit orders for the derivatives. Auctions are typically held once a month. At the close of the auction, orders are filled using an auction "clearing level" that is determined from the orders received. Prepayment derivatives are subject to risks similar to those applicable to the derivative instruments described above but may also be subject to additional liquidity risk.




CREDIT DEFAULT SWAPS AND CREDIT LINKED NOTES. From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

INTEREST RATE AND TOTAL RETURN SWAPS. The Portfolio will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes and because a segregated account will be used, the Portfolio will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate or total return swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregated asset value at least equal to the accrued excess will be segregated by the Portfolio's custodian. The Portfolio will not enter into any interest rate or total return swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by BMR. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The interest rate swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the interest rate swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

LEVERAGE THROUGH BORROWING. A Portfolio that engages in bank borrowings is required to maintain continuous asset coverage of not less than 300% with respect to such bank borrowings. This allows the Portfolio to borrow an amount (when taken together with any borrowings for temporary extraordinary or emergency purposes as described in the prospectus) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days in order to reduce the Portfolio's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Portfolio and the other investment companies advised by the investment adviser or Eaton Vance Management participate in a Line of Credit Agreement (the "Credit Agreement") with a group of banks (the "Lenders"). Citibank, N.A. serves as the administrative agent. The Portfolio is obligated to pay to each Lender, in addition to interest on advances made to it under the Credit Agreement, a quarterly fee of 0.10% on each Lender's unused commitment. The Portfolio expects to use the proceeds of the advances primarily for leveraging purposes. The Portfolio may also borrow money for temporary purposes. At December 31, 2003, Government Obligations Portfolio (which may borrow for leverage) had no outstanding loan balance. The average daily loan balance during the fiscal year ended December 31, 2003 was $8,333,973 and the average interest rate was 1.63%.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

LENDING PORTFOLIO SECURITIES. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser. Distributions of any income realized from securities loans will be taxable as ordinary income.

Cash Management Portfolio and Investment Grade Income Portfolio may also lend securities, but currently do not intend to do so.

SHORT SALES. Government Obligations Portfolio and Investment Portfolio may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which it sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. It is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced the Portfolio is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, it also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales. It will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest it may be required to pay, if any, in connection with a short sale.

The Portfolio may also engage in short sales "against-the-box". Such transactions occur when it sells a security short and it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation. In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender, causing a taxable gain to be recognized. Tax rules regarding constructive sales of appreciated financial positions may also require the recognition of gains prior to the closing out of short sales against the box and other risk-reduction transaction. No more than 25% of the Portfolio's assets will be subject to short sales (including short sales against-the-box) at any one time.

ASSET COVERAGE. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS. Cash Management Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the investment adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

INVESTMENT COMPANY SECURITIES. The Portfolio may invest in closed-end investment companies which invest in floating rate instruments. The value of common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the demand for the underlying portfolio assets. These companies bear fees and expenses that the Portfolio will incur indirectly, so investors in the Fund will be subject to duplication of fees.

ILLIQUID SECURITIES. The Portfolio may invest up to 15% (10% for Cash Management Portfolio) of net assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Portfolio invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Portfolio may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

SHORT-TERM TRADING. Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

TEMPORARY INVESTMENTS. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Portfolio were replaced in a period of one year. A high turnover rate (such as 100% or more) necessarily involves greater expenses to the Portfolio and may result in the realization of substantial net short-term capital gains. The Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Portfolio's rate of turnover and may increase the incidence of net short-term capital gains allocated to the Fund by the Portfolio which, upon distribution by the Fund, are taxable to Fund shareholders as ordinary income.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;

     (2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;

     (3)  Engage in the underwriting of securities;

     (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

     (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities and (d) lending cash consistent with applicable law;

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of anyone issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

     (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in any one industry.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company's total assets after subtracting liabilities other than the borrowings).

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its investable assets in other open-end management companies in the same group of investment companies as the Fund, to the extent permitted by
Section 12(d)(1)(G) of the 1940 Act.

Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund except that:

     (a) In addition to the restrictions set forth above, Government Obligations Portfolio may not buy investment securities from or sell them to any of its officers or Trustees, the investment adviser or its underwriter, as principal; however, any such person or concerns may be employed as a broker upon customary terms;

     (b) For purposes of the concentration policy set forth in restriction (7) above, Cash Management and Investment Grade Income Portfolios treat the electric, gas, water and telephone industries, commercial banks, thrift institutions and finance companies as separate industries for the purpose of the 25% test and have no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and

     (c) Cash Management, Government Obligations and Investment Grade Income Portfolios may not lend cash as set forth in restriction (5) above

     (d) Floating Rate Portfolio may not purchase or sell physical commodities or futures contracts for the purchase or sale of physical commodities.

The following nonfundamental investment policies have been adopted by the Fund and each Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's other investors. The Fund and each Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or

          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% (10% for Cash Management Portfolio) of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and each Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund and each Portfolio to dispose of such security or other asset. However, the Fund and each Portfolio must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above.

FUND MANAGEMENT. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust and each Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and each Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and each Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance Inc. and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the Fund.

As used in the table below, "CMP" refers to Cash Management Portfolio, "FRP" refers to Floating Rate Portfolio, "GOP" refers to Government Obligations Portfolio, "IP" refers to Investment Portfolio and "IGIP" refers to Investment Grade Income Portfolio.

                                                                                          Number of Portfolios
                                                                                             in Fund Complex
Name and             Position(s) with  Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Date of Birth      the Trust/Portfolio Length of Service          Past Five Years              Trustee(1)               Held
-------------        ----------------  ------------------  ------------------------------  --------------------  -------------------
Interested Trustees
JAMES B. HAWKES          Trustee       Trustee of the      Chairman, President and Chief        196              Director of EVC
11/9/41                  and           Trust - 1991;       Executive Officer of BMR, Eaton
                         President     of CMP and GOP      Vance, EVC and EV; Director of EV;
                                       - 1993; of FRP      Vice President and Director of
                                       and IGIP - 2000     EVD. Trustee and/or officer of
                                       and IP - 2002       196 registered investment companies
                                                           in the Eaton Vance Fund Complex.
                                                           Mr. Hawkes is an interested person
                                                           because of his positions with BMR,
                                                           Eaton Vance, EVC and EV, which are
                                                           affiliates of the Trust and Portfolio.

Noninterested Trustees
SAMUEL L. HAYES, III     Trustee       Trustee of the      Jacob H. Schiff Professor of         196              Director of Tiffany
2/23/35                                Trust - 1986;       Investment Banking Emeritus,                          & Co. (specialty
                                       of CMP and GOP      Harvard University Graduate                           retailer) and
                                       - 1993; of FRP      School of Business Administration.                    Telect, Inc.
                                       and IGIP - 2000                                                           (telecommunication
                                       and IP - 2002                                                             services company)










WILLIAM H. PARK          Trustee       Since 2003          President and Chief Executive        193              None
9/19/47                                                    Officer, Prizm Capital Management,
                                                           LLC (investment management firm)
                                                           (since 2002).  Executive Vice
                                                           President and Chief Financial
                                                           Officer, United Asset Management
                                                           Corporation (a holding company
                                                           owning institutional investment
                                                           management firms) (1982-2001).

                                       15

                                                                                          Number of Portfolios
                                                                                             in Fund Complex
Name and             Position(s) with  Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Date of Birth      the Trust/Portfolio Length of Service          Past Five Years              Trustee(1)               Held
-------------        ----------------  ------------------  ------------------------------  --------------------  -------------------

RONALD A. PEARLMAN       Trustee       Since 2003          Professor of Law, Georgetown         193              None
7/10/40                                                    University Law Center (since 1999).
                                                           Tax Partner, Covington & Burling,
                                                           Washington, DC (1991-2000).

NORTON H. REAMER         Trustee       Trustee of the      President, Chief Executive           196              None
9/21/35                                Trust - 1986;       Officer and a Director of Asset
                                       of CMP and GOP      Management Finance Corp. (a
                                       - 1993; of FRP      specialty finance company serving
                                       and IGIP - 2000     the investment management industry)
                                       and IP -2002        (since October 2003). President,
                                                           Unicorn Corporation (an investment
                                                           and financial advisory services
                                                           company (since September 2000).
                                                           Formerly, Chairman, Hellman, Jordan
                                                           Management Co., Inc. (an investment
                                                           management company (2000-2003). Formerly,
                                                           Advisory Director of Berkshire Capital
                                                           Corporation (investment banking firm)
                                                           (2002-2003). Formerly, Chairman of the
                                                           Board, United Asset Management Corporation
                                                           (a holding company owning institutional
                                                           investment management firms) and Chairman,
                                                           President and Director, UAM Funds (mutual
                                                           funds) (1980-2000).

LYNN A. STOUT            Trustee       Trustee of the      Professor of Law, University of      196              None
9/14/57                                Trust, CMP and      California at Los Angeles School
                                       GOP - 1998; of      of Law (since July 2001). Formerly,
                                       FRP and IGIP -      Professor of Law, Georgetown
                                       2000 and IP - 2002  University Law Center.

(1)  Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

Name and              Position(s) with the          Term of Office and
Date of Birth           Trust/Portfolio             Length of Service           Principal Occupation(s) During Past Five Years
-------------         --------------------          ------------------          ----------------------------------------------
THOMAS E. FAUST JR.     President of the Trust          Since 2002              Executive Vice President of Eaton Vance, BMR, EVC
5/31/58                                                                         and EV. Chief Investment Officer of Eaton Vance and
                                                                                BMR and Director of EVC. Chief Executive Officer of
                                                                                Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                                                Belmar Capital Fund LLC, Belport Capital Fund LLC
                                                                                and Belrose Capital Fund LLC (private investment
                                                                                companies sponsored by Eaton Vance). Officer of 55
                                                                                registered investment companies managed by Eaton
                                                                                Vance or BMR.

WILLIAM H. AHERN, JR.   Vice President of the Trust     Since 1995              Vice President of Eaton Vance and BMR. Officer of
7/28/59                                                                         36 registered investment companies managed by
                                                                                Eaton Vance or BMR.

THOMAS J. FETTER        Vice President of the Trust     Since 1997              Vice President of Eaton Vance and BMR. Officer of
8/20/43                                                                         127 registered investment companies managed by
                                                                                Eaton Vance or BMR.

CHRISTINE JOHNSTON      Vice President of IP            Since 1998              Vice President of Eaton Vance and BMR. Officer of
11/9/72                                                                         1 registered investment company managed by Eaton
                                                                                Vance or BMR.

ELIZABETH S. KENYON     President of CMP and IGIP       Since 1998              Vice President of Eaton Vance and BMR. Officer of
9/8/59                                                                          2 registered investment companies managed by
                                                                                Eaton Vance or BMR.

THOMAS H. LUSTER        Vice President of CMP and IGIP  Since 1998              Vice President of Eaton Vance and BMR. Officer of
4/8/62                                                                          16 registered investment companies managed by
                                                                                Eaton Vance or BMR.

MICHAEL R. MACH         Vice President of the Trust     Since 1999              Vice President of Eaton Vance and BMR. Previously,
7/15/47                                                                         Managing Director and Senior Analyst for Robertson
                                                                                Stephens (1998-1999). Officer of 27 registered
                                                                                investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH     Vice President of the Trust     Since 1998              Vice President of Eaton Vance and BMR. Officer of
1/22/57                                                                         127 registered investment companies managed by
                                                                                Eaton Vance or BMR.

SCOTT H. PAGE           Vice President of FRP           Since 2002              Vice President of Eaton Vance and BMR. Officer of 13
11/30/59                                                                        registered investment companies managed by Eaton
                                                                                Vance or BMR.
                                       16

Name and              Position(s) with the          Term of Office and
Date of Birth           Trust/Portfolio             Length of Service           Principal Occupation(s) During Past Five Years
-------------         --------------------          ------------------          ----------------------------------------------
DUNCAN W. RICHARDSON    Vice President of the Trust     Since 2001              Senior Vice President and Chief Equity Investment
10/26/57                                                                        Officer of Eaton Vance and BMR. Officer of 43
                                                                                registered investment companies managed by
                                                                                Eaton Vance or BMR.

WALTER A. ROW, III      Vice President of the Trust     Since 2001              Director of Equity Research and a Vice President of
7/20/57                                                                         Eaton Vance and BMR. Officer of 22 registered
                                                                                investment companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN        Vice President of the Trust     Since 2003              Vice President of Eaton Vance and BMR. Officer of 26
                                                                                registered investment companies managed by
                                                                                Eaton Vance or BMR.

SUSAN SCHIFF            Vice President of the Trust,    For the Trust and       Vice President of Eaton Vance and BMR. Officer of
3/13/61                 GOP and IP                      IP - 2002; for GOP -    26 registered investment companies managed by
                                                        1993                    Eaton Vance or BMR.

PAYSON F. SWAFFIELD     President of FRP                Since 2002*             Vice President of Eaton Vance and BMR. Officer of 13
8/13/56                                                                         registered investment companies managed by Eaton
                                                                                Vance or BMR.

MARK S. VENEZIA         President GOP and IP            Since 2002*             Vice President of Eaton Vance and BMR. Officer of 3
5/23/49                                                                         registered investment companies managed by Eaton
                                                                                Vance or BMR.

JAMES L. O'CONNOR       Treasurer of the Trust          Since 1989              Vice President of BMR, Eaton Vance and EVD. Officer
4/1/45                                                                          of 117 registered investment companies managed by
                                                                                Eaton Vance or BMR.

KRISTIN S. ANAGNOST     Treasurer of CMP                Since 2002*             Assistant Vice President of Eaton Vance and BMR.
6/12/65                                                                         Officer of 109 registered investment companies
                                                                                managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR.  Treasurer of IGIP               Since 2002*             Vice President of Eaton Vance and BMR. Officer of
12/27/51                                                                        58 registered investment companies managed by
                                                                                Eaton Vance or BMR.
BARBARA E. CAMPBELL     Treasurer of FRP, GOP           Since 2002*             Vice President of Eaton Vance and BMR. Officer of
6/19/57                 and IP                                                  196 registered investment companies managed by
                                                                                Eaton Vance or BMR.

ALAN R. DYNNER          Secretary                       For the Trust, CMP      Vice President, Secretary and Chief Legal Officer of
10/10/40                                                and GOP - 1997; of      BMR, Eaton Vance, EVD, EV and EVC. Officer of 196
                                                        FRP and IGIP - 2000     registered investment companies managed by
                                                        and IP -2002            Eaton Vance or BMR.

* Prior to 2002, Ms. Kenyon served as Vice President of CMP and IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of GOP since 1993, Ms. Anagnost served as Assistant Treasurer of CMP since 1998, Mr. Austin served as Assistant Treasurer of IGIP since 2000 and Ms. Campbell served as Assistant Treasurer of FRP sincee 2000 and GOP since 1998.

The Board of Trustees of the Trust and each Portfolio have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. The Contract Review Subcommittee of the Special Committee is comprised of only noninterested Trustees.

The Governance Committee of the Board of Trustees of the Trust and each Portfolio is comprised of the noninterested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and the compensation of noninterested Trustees. The Governance Committee was previously named the Nominating Committee; its name was changed and a new charter adopted in March 2003. The Governance Committee's charter was revised again in February 2004. The Nominating Committee's purpose was to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees was comprised of noninterested Trustees. During the fiscal year ended December 31, 2003, the Governance Committee (and its predecessor Committee) convened five times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust and each Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's functions include (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, the internal controls of certain service providers, as appropriate, and the quality and integrity of the Fund and each Portfolio's financial statements and independent audit thereof; (ii) approving the selection, evaluation and, when appropriate, replacement of the Fund and each Portfolio's independent auditors; and (iii) evaluating the qualification, independence, and performance of the Fund and each Portfolio's independent auditors. During the fiscal year ended December 31, 2003, the Audit Committee convened three times.

Messrs. Hayes (Chairman), Park, Pearlman and Reamer, and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Trust and each Portfolio. Prior to February 9, 2004, the Special Committee's members were Messrs. Hayes (Chairman), Park, Pearlman and Reamer. Prior to February 9, 2004, the purpose of the Special Committee was to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and each Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. On February 9, 2004, the Special Committee adopted a new charter and expanded its membership to include Ms. Stout. Under its new charter, the purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund and Portfolio, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund and Portfolio's service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, Portfolio or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund and Portfolio. In addition, pursuant to its revised charter, the Special Committee established a Contract Review Subcommittee having the following duties and powers:

     * To request and evaluate, not less frequently than annually, such information as may reasonably be necessary to allow the Subcommittee to evaluate the terms of each: (a) proposed new or amended or existing contracts for the provision of services by any investment adviser, sub-adviser, underwriter, administrator and any affiliate of the foregoing; and (b) plan of distribution pursuant to Rule 12b-1 under the 1940 Act.

     * To make recommendations, not less frequently than annually, to the Board of Trustees with respect to the continuation, modification or termination of all such service contracts and 12b-1 plans.

     * To consider and recommend criteria to govern the allocation of expenses among funds and between funds and their service providers; and to review the allocation of actual expenses on the basis of such criteria.

     * To review and approve the terms and amount of joint directors' and officers' errors and omissions insurance coverage with respect to the Fund and Portfolio, including the criteria by which the premium payable under any such policies shall be allocated among funds and other parties insured thereunder.

     * To consider and make recommendations to the Board of Trustees with respect to all matters involving an actual or potential conflict of interest between the interests of Eaton Vance or any of its affiliated companies, on the one hand, and the Fund and Portfolio, on the other hand.

     * To make recommendations to the Board of Trustees with respect to any other matter appropriate for review by those Trustees who are not "interested persons" of the Trust and each Portfolio or of the investment adviser or sub-adviser, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Trust and each Portfolio.

     * To act on such other matters as may be delegated to the Subcommittee by the Special Committee from time to time.

The members of the Contract Review Subcommittee are Messrs. Hayes (Chairman), Park, Pearlman and Reamer. During the fiscal year ended December 31, 2003, the Special Committee convened five times.

In considering the renewal of the investment advisory agreement(s) between the Fund and each Portfolio and the investment adviser, the Contract Review Subcommittee considered, among other things, the following:

     *    An independent report comparing fees (in the case of a renewal);

     * Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;

     * Sales and redemption data in respect of the Fund (in the case of a renewal);

     * The economic outlook and the general investment outlook in the relevant investment markets;

     *    Eaton  Vance's  results  and  financial   condition  and  the  overall
          organization of the investment adviser;

     *    Arrangements regarding the distribution of Fund shares;

     *    The procedures used to determine the fair value of the Fund's assets;

     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

     * The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the fund(s) it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

     * Operating expenses (including transfer agency expenses) paid to third parties.

The Contract Review Subcommittee also considered the investment adviser's portfolio management capabilities, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement(s). The Contract Review Subcommittee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. Specifically, for Floating Rate Portfolio, the Special Committee considered the investment adviser's experience in managing Senior Loans portfolios and noted that may of the portfolio managers and analysts have previous experience working for commercial banks. and other lending institutions. The Contract Review Subcommittee also took into account the time and attention to be devoted by senior management to each Portfolio and the other funds in the complex. The Contract Review Subcommittee evaluated the level of skill required to manage each Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Portfolio.

In addition to the factors mentioned above, the Contract Review Subcommittee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Fund and each Portfolio. The Contract Review Subcommittee considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund and each Portfolio. The Contract Review Subcommittee also considered profit margins of Eaton Vance in comparison with available industry data.

The Contract Review Subcommittee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Contract Review Subcommittee. In assessing the information provided by Eaton Vance and its affiliates, the Contract Review Subcommittee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Contract Review Subcommittee concluded that the renewal of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of shareholders.

SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2003.

                                                                Aggregate Dollar Range of Equity
                                                               Securities Owned in All Registered
                           Dollar Range of Equity Securities    Funds Overseen by Trustee in the
Name of Trustee                    Owned by the Fund                Eaton Vance Fund Complex
---------------                    -----------------                ------------------------
INTERESTED TRUSTEES
Jessica M. Bibliowicz(1)                  None                          $10,000 - $50,000
James B. Hawkes                           None                            over $100,000

NONINTERESTED TRUSTEES
Samuel L. Hayes, III                      None                            over $100,000
William H. Park                           None                            over $100,000
Ronald A. Pearlman                        None                            over $100,000
Norton H. Reamer                          None                            over $100,000
Lynn A. Stout                             None                          $50,001 - $100,000

(1)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004

As of December 31, 2003, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2002 and December 31, 2003, no noninterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2002 and December 31, 2003, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or each Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor a Portfolio has a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust and each Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and each Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and each Portfolio). During the fiscal year ended December 31, 2003, the Trustees of the Trust and each Portfolio earned the following compensation in their capacities as Trustees from the Trust and each Portfolio. For the year ended December 31, 2003, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

         Source of                  Jessica M.     Samuel L.   William H.    Ronald A.    Norton H.   Lynn A.
        Compensation               Bibliowicz(9)     Hayes      Park(3)     Pearlman(3)    Reamer      Stout
        ------------               -------------     -----      -------     -----------    ------      -----
           Trust(2)                  $ 10,857      $ 10,810     $ 5,869      $ 5,257      $ 10,083    $ 10,836
   Cash Management Portfolio            2,530         2,903       1,509        1,291         2,697       2,665
   Floating Rate Portfolio(4)           4,609         4,778       1,824(5)     1,503         4,426       4,594(6)
Government Obligations Portfolio        4,707         4,968       2,653(5)     2,324         4,625       4,796(6)
Investment Grade Income Portfolio       1,120         1,557         683(5)       545         1,440       1,274(6)
     Investment Portfolio                 651         1,010         683(5)       545           943         765(6)
             Total                   $160,000      $183,750     $98,333(7)   $85,000      $170,833    $167,500(8)

(1) As of May 1, 2004, the Eaton Vance fund complex consisted of 197 registered investment companies or series thereof.
(2)  The Trust consisted of 22 Funds as of December 31, 2003.
(3)  Messrs. Park and Pearlman became Trustees in June of 2003.
(4)  For the fiscal year ended October 31, 2003.
(5)  Includes deferred compensation of $1,824 (Floating Rate Portfolio),  $2,653
     (Government   Obligations   Portfolio),   $683  (Investment   Grade  Income
     Portfolio) and $683 (Investment Portfolio).
(6)  Includes  deferred  compensation of $845 (Floating Rate Portfolio),  $1,072
     (Government   Obligations   Portfolio),   $267  (Investment   Grade  Income
     Portfolio)  and $187  (Investment  Portfolio).
(7)  Includes $60,920 of deferred compensation.
(8)  Includes $23,250 of deferred compensation.
(9)  Ms. Bibliowicz resigned as a Trustee effective April 15, 2004.

ORGANIZATION

The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.










The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

Each Portfolio was organized as a trust under the laws of the state of New York on May 1, 1992 for Cash Management and Government Obligations Portfolios, June 19, 2000 for Floating Rate Portfolio, February 28, 2000 for Investment Grade Income Portfolio and June 18, 2002 for Investment Portfolio and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

The Fund may be required to vote on matters pertaining to the Portfolio. When required by law to do so, the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

PROXY VOTING POLICY. The Boards of Trustees of the Trust and Portfolio have adopted a proxy voting policy and procedure (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund's and Portfolio's investment adviser and adopted the investment adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's and Portfolio's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board's Special Committee or a sub-committee thereof except as contemplated under the Fund Policy. The Board's Special Committee or a sub-committee thereof will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the investment adviser will seek instruction on how to vote from the Special Committee. Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES. As indicated in the prospectus, Eaton Vance serves as investment adviser and administrator of the Fund. Pursuant to its Investment Advisory and Administrative Agreement with the Fund, Eaton Vance is entitled to receive an annual fee for serving as investment adviser and administrator in the amount of 0.15% of average daily net assets of the Fund. However, effective March 15, 2004, Eaton Vance and the Fund entered into a Fee Reduction Agreement pursuant to which Eaton Vance agreed to reduce its annual advisory and administrative fee to 0%. Such contractual fee reduction cannot be terminated or modified without the express consent of the Board of Trustees and is intended to continue indefinitely. Under its Investment Advisory and Administrative Agreement, Eaton Vance manages the investments and affairs of the Fund, furnishes investment advice and supervision, furnishes an investment program, determines the securities that will be purchased and sold, and provides related office facilities, equipment and personnel subject to the supervision of the Trust's Board of Trustees. The Investment Advisory and Administrative Agreement requires Eaton Vance to pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance's organization and all personnel of Eaton Vance performing services relating to research and investment activities.

At December 31, 2003, the Fund had net assets of $136,334,073. For the fiscal year ended December 31, 2003 and the period of September 30, 2002 (the start of business) to December 31, 2002, the Fund paid Eaton Vance investment advisory and administrative fees of $210,568 and $9,313, respectively. In addition, Eaton Vance was allocated $25,800 and $48,694, respectively, of the Fund's operating expenses for the fiscal year ended December 31, 2003 and for the period from the start of business, September 30, 2002 to December 31, 2002, respectively.

The Investment Advisory and Administrative Agreement with Eaton Vance continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others. The Agreement also provides that Eaton Vance shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

In addition to Investment Portfolio, the Fund may invest in one or more of the following portfolios: Cash Management Portfolio, Floating Rate Portfolio, Government Obligations Portfolio and Investment Grade Income Portfolio. With respect to assets of the Fund invested in other portfolios, the following tables set forth the net assets of each Portfolio as of the end of their most recent fiscal year, and the advisory fees earned by the investment adviser for the last three fiscal years (or periods) of each Portfolio. A description of the compensation that each Portfolio pays the investment adviser is also set forth below:


CASH MANAGEMENT PORTFOLIO:

                              Advisory Fee Paid for Fiscal Years Ended
                              ----------------------------------------
  Net Assets at
December 31, 2003      December 31, 2003  December 31, 2002    December 31, 2001
-----------------      -----------------  -----------------    -----------------
   $208,222,393           $1,223,913          $1,437,627          $1,283,415

Under Cash Management Portfolio's investment advisory agreement, the Portfolio pays the investment adviser a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio throughout the month.


FLOATING RATE PORTFOLIO:

                                Advisory Fee Paid for Fiscal Year Ended
                                ---------------------------------------
 Net Assets at
October 31, 2003       October 31, 2003   October 31, 2002     October 31, 2001
-----------------      ----------------   ----------------     ----------------
 $2,217,874,047           $8,213,946         $7,990,283          $4,641,792(1)

(1) The investment adviser made a reduction of the investment adviser fee of $214,781. In addition, the investment adviser was allocated $115,307 of Floating Rate Portfolio's operating expenses.

Under Floating Rate Portfolio's investment advisory agreement, the Portfolio pays the investment adviser a monthly advisory fee on average daily net assets that is computed as follows:

 Average Daily Net Assets for the Month   Annual Fee Rate
 --------------------------------------   ---------------
 Up to $1 billion                             0.575%
 $1 billion, but less than $2 billion         0.525%
 $2 billion but less than $5 billion          0.500%
 $5 billion and over                          0.480%


GOVERNMENT OBLIGATIONS PORTFOLIO:

                                Advisory Fee Paid for Fiscal Year Ended
                                ---------------------------------------
  Net Assets at
December 31, 2003      December 31, 2003  December 31, 2002    December 31, 2001
-----------------      -----------------  -----------------    -----------------
 $1,521,287,669           $11,983,292         $7,182,714          $3,240,772

Under Government Obligations Portfolio's investment advisory agreement, the Portfolio pays the investment adviser a monthly advisory fee on average daily net assets that is computed as follows:

 Average Daily Net Assets for the Month   Annual Fee Rate
 --------------------------------------   ---------------
 Up to $500 million                           0.750%
 $500 million but less than $1 billion        0.6875%
 $1 billion, but less than $1.5 billion       0.6250%
 $1.5 billion, but less than $2 billion       0.5625%
 $2 billion but less than $2.5 billion        0.5000%
 $2.5 billion and over                        0.4375%

INVESTMENT GRADE INCOME PORTFOLIO:

                               Advisory Fee Paid for Fiscal Year Ended
                               ---------------------------------------
  Net Assets at
 December 31, 2003     December 31, 2003  December 31, 2002    December 31, 2001
------------------     -----------------  -----------------    -----------------
   $91,643,999             $574,410            $629,144            $534,838

Under Investment Grade Income Portfolio's investment advisory agreement, the Portfolio pays the investment adviser a monthly advisory fee on average daily net assets that is computed as follows:

Average Daily Net Assets for the Month   Annual Fee Rate
--------------------------------------   ---------------
up to $130 million                           0.625%
over $130 million                            0.500%


INVESTMENT PORTFOLIO:

                                   Advisory Fee Paid for Fiscal Year Ended
                                   ---------------------------------------
   Net Assets at                                       September 30, 2002 to
 December 31, 2003                 December 31, 2003     December 31, 2002
------------------                 -----------------   ---------------------
    $72,157,150                         $363,794            $13,910(1)

(1) Eaton Vance Management, parent company of the investment adviser, was allocated $15,942 of the Portfolio's operating expenses for the period.


Under Investment Portfolio's investment advisory agreement, the Portfolio pays the investment adviser a monthly advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio throughout the month.

SUB-TRANSFER AGENCY SERVICES. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund's transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro-rata share of such fee. For the fiscal year ended December 31, 2003, the transfer agent accrued for or paid to Eaton Vance $6,572 for sub-transfer agency services performed on behalf of the Fund.

INFORMATION ABOUT BMR AND EATON VANCE. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV is a wholly-owned subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. Eaton Vance and BMR are indirect subsidiaries of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance).
The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

CODE OF ETHICS. The investment adviser and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

EXPENSES. Each Fund and each Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk and Mr. O'Connor is a Vice President of EVD.

CUSTODIAN. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, are the Fund and Portfolio independent accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

TRANSFER AGENT. PFPC Inc., P.O. Box 9653, Providence, Rhode Island 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and each Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

Debt securities for which the over-the-counter market is the primary market are normally valued at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Seasoned MBS are valued through use of an independent matrix pricing system applied by the investment adviser which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Other MBS and debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustment.

The valuation of the instruments held by Cash Management Portfolio at amortized cost is permitted in accordance with Rule 2a-7 under the 1940 Act and certain procedures established by the Trustees of the Trust and the Portfolio thereunder. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter accreting any discount or amortizing any premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price that would be received if the instruments were sold. Consequently, changes in the market value of instruments held during periods of rising or falling interest rates will not be reflected either in the computation of net asset value or in the daily computation of net investment income.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. The investment adviser and the Valuation Committee may implement new pricing methodologies or expand or reduce mark-to-market valuation of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the investment adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Portfolio's Trustees based upon procedures approved by the Trustees.

                         PURCHASING AND REDEEMING SHARES

ADDITIONAL INFORMATION ABOUT PURCHASES. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

SUSPENSION OF SALES. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of shares acquired on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn from a Portfolio. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.





SYSTEMATIC WITHDRAWAL PLAN. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

INFORMATION REGARDING MARKET TIMING AND EXCESSIVE TRADING. The Fund is not intended for market timing or excessive trading. These activities may disrupt portfolio management and increase costs for all shareholders. If an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. The Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines, in its discretion, that a proposed transaction involves market timing or excessive trading that is potentially detrimental to the Fund. The Fund and the principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.

The Fund and the principal underwriter have provided guidance concerning the Fund's market timing and excessive trading policies with respect to Fund shares held in accounts maintained and administered by financial intermediaries (such as banks, broker-dealers and retirement plan administrators). These guidelines include standards indicating situations where market timing or excessive trading are considered to be potentially detrimental to the Fund. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the guidelines to accounts under their control.

                                  SALES CHARGES

DEALER COMMISSIONS. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

PURCHASES AT NET ASSET VALUE. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

STATEMENT OF INTENTION. If it is anticipated that $100,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

RIGHT OF ACCUMULATION. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class D, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held in trust or fiduciary accounts for the benefit of any such persons, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

CONVERSION FEATURE. Class B shares held for the longer of four years or the time when the CDSC applicable to your Class B shares expires (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

EXCHANGE PRIVILEGE. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

TAX-DEFERRED RETIREMENT PLANS. Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION AND SERVICE PLANS

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 6.25% of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% for Class B and 0.60% for Class C of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 2.5% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 18, 2002. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. Actual yield may be affected by variations in sales charges on investments.

Information about portfolio allocation, portfolio turnover and portfolio holdings at a particular date may be included in advertisements and other material furnished to present and prospective shareholders. The Fund's performance may differ from that of other investors in a Portfolio, including other investment companies.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ending December 31, 2003.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio's investment in securities acquired at a market discount may, or in zero coupon and certain other securities with original issue discount generally will, cause it to realize income prior to the receipt of cash payments with respect to those securities. Such income will be allocated daily to interests in the Portfolio and, in order to enable the Fund to distribute its proportionate share of this income and avoid a tax payable by the Fund, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold in order to generate cash that the Fund may withdraw from the Portfolio for subsequent distribution to Fund shareholders.

The amount of the Fund's distributions will vary from time to time depending on general economic and market conditions, the composition of the Portfolio's investments, its current investment strategies and the operating expenses of the Fund and the Portfolio. While distributions will vary from time to time in response to the factors referred to above, the Fund's management will attempt to pursue a policy of maintaining a relatively stable monthly distribution payment to its shareholders. The distributions paid by the Fund during any particular period may be more or less than the amount of net investment income and net short-term capital gain actually earned by the Portfolio and allocated to the Fund during such period.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

A portion of distributions made by the Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number.

Under recently enacted Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the investment adviser of the Fund or each Portfolio (each referred to herein as the "investment adviser"). Each Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services paymenht arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer than executes portfolio transactions for clients of the investment adv iser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The relationship between commissions to be paid to an executing borker-dealer as consideration for Third Party Research Services and the cost borne by the executing borker-dealer in connection with providing such services to the investment adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and from third parties with which these broker-dealers have arrangements. Each Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid is not reduced because the investment adviser receives such Research Services. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

The investment adviser has agreed to reduce a Portfolio's advisory fee in connection with Third Party Research Services whose cost is borne by the Portfolios through commissions on portfolio transactions. Specifically, whenever a Portfolio executes a portfolio transaction with a broker-dealer and the associated commission is consideration for Third Party Research Services, the advisory fee paid by a Portfolio to the investment adviser will be reduced by dividing the commission payment associated with the transaction by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Portfolios will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the investment adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the investment adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling Fund shares or shares of other investment companies sponsored by the investment adviser or its affiliates. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Securities considered as investments for each Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by each Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where each Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Portfolio from time to time, it is the opinion of the Trustees of the Trust and each Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid by the Investment Portfolio during the fiscal year ended December 31, 2003 and the period from September 30, 2002 (commencement of operations) to December 31, 2002, as well as the amount of the Portfolio's security transactions for the most recent fiscal year that were directed to firms, which provided some research services to the investment adviser or its affiliates, and the commissions paid in connection therewith (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities):

                                                                   Amount of Transactions   Commissions Paid on Transactions
                                                                     Directed to Firms            Directed to Firms
            Brokerage Commissions Paid for the Fiscal Year Ended    Providing Research            Providing Research
            ----------------------------------------------------    ------------------           -------------------
Portfolio        12/31/03               9/30/2002 - 12/31/02             12/31/03                      12/31/03
---------        --------               --------------------             --------                      --------
Investment          $0                           $0                        $0                             $0


                                                                             Amount of Transactions        Commissions Paid on
                                                                               Directed to Firms      Transactions Directed to Firms
                      Brokerage Commissions Paid for the Fiscal Year Ended    Providing Research            Providing Research
                      ----------------------------------------------------    ------------------           -------------------
Portfolio                  12/31/03       12/31/02       12/31/01                  12/31/03                      12/31/03
---------                  --------       --------       --------                 ---------                     ---------
Cash Management            $      0       $      0       $     0               $            0                   $      0
Government Obligations      149,725        106,398        10,235                3,376,629,353                    149,725
Investment Grade Income           0              0             0                            0                          0


                                                                             Amount of Transactions        Commissions Paid on
                                                                               Directed to Firms      Transactions Directed to Firms
                      Brokerage Commissions Paid for the Fiscal Year Ended    Providing Research            Providing Research
                      ----------------------------------------------------    ------------------           -------------------
Portfolio                  10/31/03       10/31/02       10/31/01                  10/31/03                      10/31/03
---------                  --------       --------       --------                 ---------                     ---------
Floating Rate              $      0       $      0       $     0               $            0                   $      0

                              FINANCIAL STATEMENTS

The audited financial statements of, and the independent accountants' reports for, the Fund and the Investment and Government Obligations Portfolios appear in each of their respective annual reports to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI.

HOUSEHOLDING. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information for the Fund and for Government Obligations and Investment Portfolios for the fiscal year ended December 31, 2003, as previously filed electronically with the SEC (Accession No. 0001047469-04-007044 for the Fund, 0001047469-04-007046 for
Investment Portfolio and 0001047469- 04-006775 for Government Obligations Portfolio).

                                                                      APPENDIX A

                      CLASS A FEES, PERFORMANCE & OWNERSHIP


SALES CHARGES, SERVICE FEES AND REPURCHASE TRANSACTION FEES. For the fiscal year ended December 31, 2003, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

                                  Sales Charges   CDSC Paid
Total Sales    Sales Charges to    to Principal  to Principal  Total Service    Service Fees Paid     Repurchase Transaction Fees
Charges Paid  Investment Dealers   Underwriter   Underwriter     Fees Paid    to Investment Dealers  Paid to Principal Underwriter
------------  ------------------   ------------  ------------    ---------    ---------------------  -----------------------------
  $555,754         $533,697          $22,058        $   0         $168,545            $13,719                   $1,575

For the fiscal period of September 30, 2002 to December 31, 2002, total sales charges of $230,921 were paid on sales of Class A, of which the principal underwriter received $4,649. The balance of such amount was paid to investment dealers.


PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                        Length of Period Ended December 31, 2003
Average Annual Total Return:                 One Year          Life of Fund
----------------------------                 --------          ------------
Before Taxes and Excluding Maximum
 Sales Charge                                 -0.23%               0.54%
Before Taxes and Including Maximum
 Sales Charge                                 -2.47%              -1.27%
After Taxes on Distributions and
 Excluding Maximum Sales Charge               -1.56%              -0.84%
After Taxes on Distributions and
 Including Maximum Sales Charge               -3.78%              -2.63%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                                 -0.15%              -0.33%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                                 -1.61%              -1.86%

     Fund commenced operations on September 30, 2002

For the 30 days ended December 31, 2003, the SEC yield for Class A shares was 1.74%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


  Merrill Lynch, Pierce, Fenner & Smith, Inc.    Jacksonville, FL    9.7%
  NFSC FEBO The Heller Company Inc.              Gold River, CA      7.6%
  Parker Hunter Inc. A/C 7275-5233               Salem, OH           5.1%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      CLASS B FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended December 31, 2003, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission Paid
   by Principal     Distribution Fee    CDSC Paid    Uncovered Distribution              Service Fees      Repurchase Transaction
  Underwriter to    Paid to Principal  to Principal    Charges (as a % of    Service -      Paid to             Fees Paid to
Investment Dealers    Underwriter      Underwriter     Class Net Assets)      Fees    Investment Dealers   Principal Underwriter
------------------  -----------------  ------------  ----------------------  -------  ------------------   ---------------------
     $222,065            $144,799         $79,000        $765,000 (4.4%)     $48,268        $27,889               $653

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.


                                       Length of Period Ended December 31, 2003
Average Annual Total Return:                 One Year          Life of Fund
----------------------------                 --------          ------------
Before Taxes and Excluding Maximum
 Sales Charge                                 -0.98%              -0.22%
Before Taxes and Including Maximum
 Sales Charge                                 -3.86%              -2.14%
After Taxes on Distributions and
 Excluding Maximum Sales Charge               -2.05%              -1.33%
After Taxes on Distributions and
 Including Maximum Sales Charge               -4.93%              -3.26%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                                 -0.64%              -0.82%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                                 -2.51%              -2.46%

     Fund commenced operations on September 30, 2002


For the 30 days ended December 31, 2003, the SEC yield for Class A shares was 1.03%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:


   Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL    13.8%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      CLASS C FEES, PERFORMANCE & OWNERSHIP

DISTRIBUTION, SERVICE AND REPURCHASE TRANSACTION FEES. For the fiscal year ended December 31, 2003, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

 Commission Paid
   by Principal     Distribution Fee    CDSC Paid    Uncovered Distribution              Service Fees      Repurchase Transaction
  Underwriter to    Paid to Principal  to Principal    Charges (as a % of    Service -      Paid to             Fees Paid to
Investment Dealers    Underwriter      Underwriter     Class Net Assets)      Fees    Investment Dealers   Principal Underwriter
------------------  -----------------  ------------  ----------------------  -------  ------------------   ---------------------
      $38,066           $316,899          $96,000       $3,925,000 (7.1%)    $132,041       $18,657               $1,323

PERFORMANCE INFORMATION. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

ABOUT RETURNS AFTER TAXES. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Redemption of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The tax treatment of a portion of the distributions made in the current year may be recharacterized as taxable after year-end.

                                       Length of Period Ended December 31, 2003
Average Annual Total Return:                 One Year          Life of Fund
----------------------------                 --------          ------------
Before Taxes and Excluding Maximum
 Sales Charge                                 -0.74%              -0.06%
Before Taxes and Including Maximum
 Sales Charge                                 -1.70%              -0.06%
After Taxes on Distributions and
 Excluding Maximum Sales Charge               -1.85%              -1.23%
After Taxes on Distributions and
 Including Maximum Sales Charge               -2.81%              -1.23%
After Taxes on Distributions and
 Redemption and Excluding Maximum
 Sales Charge                                 -0.47%              -0.72%
After Taxes on Distributions and
 Redemption and Including Maximum
 Sales Charge                                 -1.10%              -0.72%

     Fund commenced operations on September 30, 2003

For the 30 days ended December 31, 2003, the SEC yield for Class A shares was 1.18%.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. At April 1, 2004, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

  Merrill Lynch, Pierce, Fenner & Smith, Inc.    Jacksonville, FL    18.9%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX D

                        DESCRIPTION OF SECURITIES RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well established industries.

     --   High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred - and not where a default is only expected. Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F-1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

[GRAPHIC IMAGE]

EATON VANCE
LOW
DURATION
FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     -    Policies and procedures (including physical, electronic and procedural
          safeguards)   are  in  place  that  are   designed   to  protect   the
          confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE LOW DURATION FUND AS OF DECEMBER 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]

THOMAS E. FAUST JR.
PRESIDENT

Eaton Vance Low Duration Fund Class A shares had a total return of -0.23% for the year ended December 31, 2003.(1) That return was the result of a decrease in net asset value per share (NAV) from $9.99 on December 31, 2002 to $9.59 on December 31, 2003, and the reinvestment of $0.378 in dividends.

Class B shares had a total return of -0.98% for the same period, the result of a decrease in NAV from $9.99 to $9.59, and the reinvestment of $0.303 in dividends.(1)

Class C shares had a total return of -0.74% for the same period, the result of a decrease in NAV from $9.98 to $9.59, and the reinvestment of $0.318 in dividends.(1)

THE U.S. ECONOMY SHOWED RENEWED LIFE IN 2003...

After a prolonged slowdown, the U.S. economy marched toward recovery in 2003, as Gross Domestic Product grew a 8.2% in the third quarter of 2003, followed by a 4.0% rise in the fourth quarter. The data suggested that an economy plagued by numerous false starts in the past year had finally gained some traction, as consumer spending picked up, with tax cuts adding to discretionary incomes. Capital spending - which had been very slow to recover - also rebounded somewhat, as companies increased their investment in new technology and machinery. Inflation, meanwhile, has been restrained. Prices for finished goods remained fairly stable, although health care costs continued to rise and prices for manufacturing materials and commodities such as oil and natural gas remained high. With inflation generally under control, the Federal Reserve has maintained an accommodative monetary policy, holding its Federal Funds rate - a key short-term interest rate barometer - at 1.00%, where it has stood since June.

REFINANCINGS CREATED A DIFFICULT MORTGAGE-BACKED SECURITIES MARKET...

A record number of refinancings created a difficult climate for investors with an exposure to the mortgage-backed securities (MBS) market. However, we believe it's important for investors to remember the tendencies of markets to fluctuate and to revert to historical norms. With increasing signs of a stronger economy and a likelihood of higher interest rates and lower prepayment rates, the severe investor reaction of 2003 may have created value in the MBS market. While management monitors the MBS market for signs of a recovery from its recent correction, the Fund will continue its focus on this high-quality segment of the fixed-income market as well as the flexibility of a low duration. In the following pages, co-portfolio managers Susan Schiff and Christine Johnston discuss the Fund's first full year of operation.

                                          Sincerely,


                                          /s/ Thomas E. Faust Jr.
                                          Thomas E. Faust Jr.
                                          President
                                          February 11, 2004

FUND INFORMATION
AS OF DECEMBER 31, 2003

PERFORMANCE(2)                                          CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One year                                                  -0.23%    -0.98%    -0.74%
Life of Fund+                                              0.54     -0.22     -0.06

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One year                                                  -2.47%    -3.86%    -1.70%
Life of Fund+                                             -1.27     -2.14     -0.06

+    Inception Dates - Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02

(1) These returns do not include the 2.25% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.






(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2.0% -3rd year; 1% - 4th year. SEC 1-Year return for Class C reflects a 1% CDSC.

Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE LOW DURATION FUND AS OF DECEMBER 31, 2003
MANAGEMENT DISCUSSION

[PHOTO OF SUSAN SCHIFF]

SUSAN SCHIFF
CO-PORTFOLIO MANAGER

[PHOTO OF CHRISTINE JOHNSTON]

CHRISTINE JOHNSTON
CO-PORTFOLIO MANAGER

AN INTERVIEW WITH SUSAN SCHIFF AND CHRISTINE JOHNSTON, CO-PORTFOLIO MANAGERS OF EATON VANCE LOW DURATION FUND.

Q: SUSAN, DURING A MOST EVENTFUL 12 MONTHS, 2003 PROVED TO BE A TRANSITION YEAR FOR THE ECONOMY AND FOR MANY OF THE FINANCIAL MARKETS. WHAT FACTORS IMPACTED THE MORTGAGE-BACKED SECURITIES MARKET DURING THE YEAR?

A: MS. SCHIFF: 2003 was one of the worst-performing years on record for the mortgage-backed securities (MBS) market. The key to the sector's poor performance was the massive scale of re-financings on the part of homeowners. With mortgage rates at 40-year lows, we saw a tidal wave of refundings, as homeowners sought to lock in low interest rates. As a result, prepayment rates for mortgages rose to record levels. Prepayment rates for some generic MBS reached an annualized rate of 85% - well above past cycle peaks. Even rates for SEASONED MBS - the Fund's primary investment universe and historically a segment of the market characterized by relatively stable prepayment rates - rose to record levels, reaching 55% at their peak. The result was significant prepayment-related losses for MBS, which accounted for the sector's poor performance in 2003.

Q: INTEREST RATES HAVE BEEN LOW FOR THE PAST TWO YEARS. WHAT MADE THE RE-FINANCING BOOM SO STRONG IN 2003?

A: MS.SCHIFF: Obviously, a record-low interest rate environment was the most compelling reason. The Federal Reserve, which had made 11 separate rate cuts in 2002, again lowered its benchmark Federal Funds rate in June 2003 by 25 basis points (0.25%), to 1.00%, its lowest level in 45 years. But a number of other trends contributed further to the surge in refinancings. The rise in real estate prices in recent years was a key factor. Homeowners found that the value of their home equity had risen significantly and represented an easily tapped source of funds.

     Another contributing factor was the three-year stock market decline from 2000-2002. Despite a partial recovery in 2003, many investors still had severe losses, which made their home equity stand out even more. Finally, technology has had an impact on the pace of refundings. The increased flow of information about mortgage refinancings and the relative ease of the process has made people less reticent about refinancing than they were a decade ago.

Q:   CHRISTINE, HOW WOULD YOU EVALUATE THE FUND'S PERFORMANCE DURING THE YEAR?

A: MS. JOHNSTON: The Fund's performance in 2003 was somewhat disappointing. This was clearly a challenging year for the MBS market, and that was reflected in the Fund's investment in Government Obligations Portfolio,


[CHART]

DIVERSIFICATION BY PORTFOLIO(1)


Investment Portfolio               52.5%
Government Obligations Portfolio   47.5%

(1) Because the Fund is actively managed, Portfolio Diversification is subject to change.

     which represented 47.5% of the Fund's assets at December 31. The performance of the entire MBS sector was hurt by higher prepayment rates. However, in a move that went counter to historical trends, the seasoned segment of the MBS market underperformed its generic counterpart, as investors were concerned about unusually high prepayment rates for seasoned MBS. The underperformance was especially noteworthy among premium MBS. Because these securities trade above par, the surge in refinancings resulted in significant losses for investors.

     The Fund had the remaining 52.5% of its assets invested in Investment Portfolio at December 31. Investment Portfolio held short-term money market instruments and securities with maturities of a year or less - including commercial paper and U.S. Treasury obligations - as well as a smaller portion of mortgage-backed securities with maturities of more than one year. The investment in Investment Portfolio allowed the Fund to adjust duration - a measure of the Fund's sensitivity to interest rates changes - in these difficult market conditions. The Fund's duration was 1.29 years at December 31.

Q: WAS THE YEAR-END VALUATION OF SEASONED MBS OUT OF CHARACTER WITH HISTORICAL TRENDS?

A: MS.SCHIFF: Yes. In my view, the MBS market suffered through an unusually difficult period in 2003, with record-low interest rates and soaring prepayment rates. As a result, the seasoned segment of the market ended the year valued at levels well below its generic counterpart. Past trends would suggest that the market should revert to its historical norms. Not surprisingly, we have recently seen seasoned prepayment rates fall dramatically from their peaks. While, of course, there is no guarantee that past trends will repeat, if historical patterns hold true, it's likely that spreads for seasoned MBS will narrow over time. At a minimum, we believe that lower prepayment rates should support that part of the market.

Q: INVESTMENT PORTFOLIO HAS THE ABILITY TO INVEST IN A VARIETY OF FIXED-INCOME SECURITIES. COULD YOU EXPAND ON THAT A BIT?

A: MS.JOHNSTON: Yes. In addition to its MBS, money market instruments, short-term Treasury and commercial paper investments, the Portfolio has the ability to invest in other fixed-income areas, including corporate bonds, preferred stock, U.S. government obligations and asset-backed securities. We believe that will give us the ability to manage duration well, as well as adjust to changing market conditions. In the past year, we saw a dramatic narrowing of yield spreads in many of the aforementioned market areas - a trend that made them somewhat less compelling investments at this point in the cycle. But we believe the Fund should benefit over time from Investment Portfolio's flexibility to invest in these areas.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON
VANCE LOW DURATION FUND CLASS A VS. MERRILL LYNCH 1-3 YR.
TREASURY INDEX*
September 30, 2002 - December 31, 2003

                        EATON VANCE LOW DURATION FUND- A

                               Inception: 9/30/02

                      FUND                  FUND                ML 1-3 YEAR
                    VALUE AT             VALUE WITH            TREASURY BOND
   DATE               NAV               SALES CHARGE               INDEX
 9/30/2002            10,000                   9,775                  10,000
10/31/2002            10,044                   9,818                10022.74
11/30/2002            10,017                   9,792                 9992.72
12/31/2002            10,091                   9,864                10086.68
 1/31/2003            10,083                   9,857                10085.36
 2/28/2003            10,113                   9,885                10127.41
 3/31/2003            10,115                   9,887                10145.89
 4/30/2003            10,136                   9,908                10164.90
 5/31/2003            10,169                   9,940                10203.04
 6/30/2003            10,150                   9,921                10218.67
 7/31/2003            10,047                   9,821                10163.05
 8/31/2003            10,026                   9,801                10169.88
 9/30/2003            10,098                   9,871                10262.24
10/31/2003            10,036                   9,810                10224.12
11/30/2003            10,045                   9,819                10218.67
12/31/2003            10,066                   9,840                10277.97

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON
VANCE  LOW DURATION FUND CLASS B VS. MERRILL LYNCH 1-3 YR.
TREASURY INDEX*
September 30, 2002 - December 31, 2003

                        EATON VANCE LOW DURATION FUND- B

                               Inception: 9/30/02

                        FUND                FUND              ML 1-3 YEAR
                      VALUE AT           VALUE WITH          TREASURY BOND
   DATE                 NAV             SALES CHARGE             INDEX
 9/30/2002              10,000                10,000                10,000
10/31/2002              10,038                10,038              10022.74
11/30/2002              10,004                10,004               9992.72
12/31/2002              10,072                10,072              10086.68
 1/31/2003              10,058                10,058              10085.36
 2/28/2003              10,071                10,071              10127.41
 3/31/2003              10,067                10,067              10145.89
 4/30/2003              10,092                10,092              10164.90
 5/31/2003              10,108                10,108              10203.04
 6/30/2003              10,093                10,093              10218.67
 7/31/2003               9,984                 9,984              10163.05
 8/31/2003               9,957                 9,957              10169.88
 9/30/2003              10,022                10,022              10262.24
10/31/2003               9,954                 9,954              10224.12
11/30/2003               9,946                 9,946              10218.67
12/31/2003               9,971                 9,971              10277.97
                      Less 2.5%                  240
12/31/2003                                     9,731

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON
VANCE  LOW DURATION FUND CLASS C VS. MERRILL LYNCH 1-3 YR.
TREASURY INDEX*
September 30, 2002 - December 31, 2003




















                        EATON VANCE LOW DURATION FUND- C

                               Inception: 9/30/02

                            FUND                FUND              ML 1-3 YEAR
                          VALUE AT           VALUE WITH          TREASURY BOND
   DATE                     NAV             SALES CHARGE             INDEX
 9/30/2002                  10,000                   N/A                10,000
10/31/2002                  10,039                                    10022.74
11/30/2002                   9,997                                     9992.72
12/31/2002                  10,066                                    10086.68
 1/31/2003                  10,063                                    10085.36
 2/28/2003                  10,077                                    10127.41
 3/31/2003                  10,074                                    10145.89
 4/30/2003                  10,101                                    10164.90
 5/31/2003                  10,118                                    10203.04
 6/30/2003                  10,104                                    10218.67
 7/31/2003                   9,997                                    10163.05
 8/31/2003                   9,971                                    10169.88
 9/30/2003                  10,037                                    10262.24
10/31/2003                   9,970                                    10224.12
11/30/2003                   9,975                                    10218.67
12/31/2003                   9,990                                    10277.97

PERFORMANCE**                                           CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One year                                                  -0.23%    -0.98%    -0.74%
Life of Fund+                                              0.54     -0.22     -0.06

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One year                                                  -2.47%    -3.86%    -1.70%
Life of Fund+                                             -1.27     -2.14     -0.06

+    Inception Dates - Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02

* Sources: Thomson Financial; Lipper Inc. Investment operations commenced 9/30/02. The chart uses closest month-end after inception.

     The chart compares the Fund's total return with that of the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index of short-term, U.S. Treasury securities. Returns are calculated by determining the percentage change in net asset value (NAV), with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2.0% -3rd year; 1% - 4th year. SEC 1-Year return for Class C reflects a 1% CDSC.

     Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

EATON VANCE LOW DURATION FUND  AS OF DECEMBER 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investment in Investment Portfolio, at value
   (identified cost, $72,193,216)                                   $    72,056,170
Investment in Government Obligations Portfolio, at value
   (identified cost, $65,895,194)                                        64,965,802
Receivable for Fund shares sold                                             235,936
-----------------------------------------------------------------------------------
TOTAL ASSETS                                                        $   137,257,908
-----------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                    $       670,035
Dividends payable                                                           194,622
Payable to affiliate for distribution and service fees                       10,316
Payable to affiliate for Trustees' fees                                         897
Accrued expenses                                                             47,965
-----------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   $       923,835
-----------------------------------------------------------------------------------
NET ASSETS                                                          $   136,334,073
-----------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                     $   142,494,351
Accumulated net realized gain from Portfolios
   (computed on the basis of identified cost)                            (5,102,012)
Accumulated net investment income                                             8,172
Net unrealized depreciation from Portfolios
   (computed on the basis of identified cost)                            (1,066,438)
-----------------------------------------------------------------------------------
TOTAL                                                               $   136,334,073
-----------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                          $    63,709,009
SHARES OUTSTANDING                                                        6,641,622
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest
   outstanding)                                                     $          9.59
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 97.75 of $9.59)                                  $          9.81
-----------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                          $    17,547,042
SHARES OUTSTANDING                                                        1,830,153
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                   $          9.59
-----------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                          $    55,078,022
SHARES OUTSTANDING                                                        5,742,574
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                   $          9.59
-----------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME

Interest allocated from Portfolios                                  $     2,916,298
Security lending income allocated from Portfolios193,839
Expenses allocated from Portfolios                                         (911,883)
-----------------------------------------------------------------------------------
Net investment income from Portfolios                               $     2,198,254
-----------------------------------------------------------------------------------


EXPENSES

Advisory and Administration fee                                     $       210,568
Trustees' fees and expenses                                                   1,760
Distribution and service fees
   Class A                                                                  168,516
   Class B                                                                  193,065
   Class C                                                                  457,198
Transfer and dividend disbursing agent fees                                 100,005
Registration fees                                                            83,678
Legal and accounting services                                                27,470
Custodian fee                                                                26,354
Printing and postage                                                         10,631
Miscellaneous                                                                 1,431
-----------------------------------------------------------------------------------
TOTAL EXPENSES                                                      $     1,280,676
-----------------------------------------------------------------------------------
Deduct --
   Allocation of expenses to the Administrator                      $        25,800
-----------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                            $        25,800
-----------------------------------------------------------------------------------

NET EXPENSES                                                        $     1,254,876
-----------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               $       943,378
-----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIOS

Net realized gain (loss) --
   Investment transactions (identified cost basis)                  $      (229,911)
   Financial futures contracts                                             (468,570)
-----------------------------------------------------------------------------------
NET REALIZED LOSS                                                   $      (698,481)
-----------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                              $    (1,448,475)
   Financial futures contracts                                              176,291
-----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                $    (1,272,184)
-----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                    $    (1,970,665)
-----------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                          $    (1,027,287)
-----------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                               YEAR ENDED             PERIOD ENDED
IN NET ASSETS                                                     DECEMBER 31, 2003      DECEMBER 31, 2002(1)
----------------------------------------------------------------------------------------------------------

From operations --
   Net investment income                                            $       943,378        $       117,630
   Net realized gain (loss)                                                (698,481)                29,637
   Net change in unrealized
      appreciation (depreciation)                                        (1,272,184)               205,746
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                                  $    (1,027,287)       $       353,013
----------------------------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                                                       $    (2,576,212)       $       (98,844)
      Class B                                                              (594,040)               (45,318)
      Class C                                                            (1,733,870)               (70,001)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 $    (4,904,122)       $      (214,163)
----------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                                       $   108,397,413        $    28,540,099
      Class B                                                            21,510,475             11,001,776
      Class C                                                            69,606,722             18,897,338
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                                             1,611,573                 63,570
      Class B                                                               384,597                 34,748
      Class C                                                             1,031,021                 47,096
   Cost of shares redeemed
      Class A                                                           (70,522,597)            (1,648,538)
      Class B                                                           (14,266,314)              (332,467)
      Class C                                                           (31,632,195)              (597,685)
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                          $    86,120,695        $    56,005,937
----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                          $    80,189,286        $    56,144,787
----------------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                                $    56,144,787        $            --
----------------------------------------------------------------------------------------------------------
AT END OF YEAR                                                      $   136,334,073        $    56,144,787
----------------------------------------------------------------------------------------------------------

ACCUMULATED INVESTMENT INCOME INCLUDED IN NET ASSETS

AT END OF YEAR                                                      $         8,172        $            --
----------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 30, 2002, to December 31, 2002.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                CLASS A
                                                                    ----------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------
                                                                       2003(1)            2002(1)(2)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                $         9.990    $        10.000
------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                               $         0.098    $         0.056
Net realized and unrealized gain (loss)                                      (0.120)             0.035
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                 $        (0.022)   $         0.091
------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                          $        (0.378)   $        (0.101)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 $        (0.378)   $        (0.101)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                      $         9.590    $         9.990
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               (0.23)%             0.91%
------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                             $        63,709    $        27,033
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             1.21%              1.16%(5)
   Net investment income                                                       1.00%              2.18%(5)
Portfolio Turnover of the Investment Portfolio                                   43%                 0%
Portfolio Turnover of the Government Obligations Portfolio                       67%                41%
------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator and in 2002, an allocation of expenses to the Investment
     Adviser for the Investment Portfolio. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 1.23%              2.20%(5)
   Net investment income                                                       0.98%              1.14%(5)
Net investment income per share                                     $         0.096    $         0.030
------------------------------------------------------------------------------------------------------

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) For the period from the start of business, September 30, 2002, to December 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolios' allocated expenses. (5) Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                CLASS B
                                                                    ----------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------
                                                                       2003(1)            2002(1)(2)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                $         9.990    $        10.000
------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                               $         0.024    $         0.039
Net realized and unrealized gain (loss)                                      (0.121)             0.033
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                 $        (0.097)   $         0.072
------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                          $        (0.303)   $        (0.082)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 $        (0.303)   $        (0.082)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                      $         9.590    $         9.990
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               (0.98)%             0.72%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                             $        17,547    $        10,725
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             1.96%              1.91%(5)
   Net investment income                                                       0.25%              1.49%(5)
Portfolio Turnover of the Investment Portfolio                                   43%                 0%
Portfolio Turnover of the Government Obligations Portfolio                       67%                41%
------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator and in 2002, an allocation of expenses to the Investment
     Adviser for the Investment Portfolio. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 1.98%              2.95%(5)
   Net investment income                                                       0.23%              0.45%(5)
Net investment income per share                                     $         0.023    $         0.013
------------------------------------------------------------------------------------------------------

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) For the period from the start of business, September 30, 2002, to December 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                CLASS C
                                                                    ----------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------
                                                                       2003(1)            2002(1)(2)
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                $         9.980    $        10.000
------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income                                               $         0.040    $         0.041
Net realized and unrealized gain (loss)                                      (0.112)             0.025
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                                 $        (0.072)   $         0.066
------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                          $        (0.318)   $        (0.086)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                 $        (0.318)   $        (0.086)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                      $         9.590    $         9.980
------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                               (0.74)%             0.66%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                             $        55,078    $        18,387
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                             1.81%              1.76%(5)
   Net investment income                                                       0.41%              1.56%(5)
Portfolio Turnover of the Investment Portfolio                                   43%                 0%
Portfolio Turnover of the Government Obligations Portfolio                       67%                41%
------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect an allocation of expenses to the Administrator and in 2002, an allocation of expenses to the Investment Adviser for the Investment
   Portfolio. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 1.83%              2.80%(5)
   Net investment income                                                       0.39%              0.52%(5)
Net investment income per share                                     $         0.038    $         0.015
------------------------------------------------------------------------------------------------------

(1)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(2) For the period from the start of business, September 30, 2002, to December 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolios' allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE LOW DURATION FUND  AS OF DECEMBER 31, 2003
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). After the longer of four years or the time when the CDSC applicable to Class B shares expires, Class B shares will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based on the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in interests in two Portfolios, Investment Portfolio and Government Obligations Portfolio (the Portfolios), which are New York Trusts. The investment objectives and policies of the two Portfolios together are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Investment Portfolio and the Government Obligations Portfolio, (99.9% and 4.3%, respectively, at December 31, 2003). A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- The valuation policy of each Portfolio is as follows: Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than seasoned mortgage backed, pass-through securities) are normally valued on the basis of valuations furnished by dealers or a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations and money market securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

     B INCOME -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

     C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $4,217,827 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryovers will expire on December 31, 2010 ($5,478) and December 31, 2011
     ($4,212,349).  At  December  31,  2003,  net  capital  losses  of  $976,332 attributable to security transactions incurred after October 31, 2003 are treated as arising on the first day of the Fund's taxable year ending December 31, 2004. At December 31, 2003, the Fund had $8,172 in undistributed ordinary income on a tax basis.

     D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

     F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain general indemnification clauses. The Fund's maximum exposure under the arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

     G OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

2    DISTRIBUTIONS TO SHAREHOLDERS

     The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences between book and tax accounting relating to distributions primarily relate to the different treatment for paydown gains/losses on mortgage-backed securities and premium amortization by the Portfolios. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    SHARES OF BENEFICIAL INTEREST

     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------
   CLASS A                                                                 2003               2002(1)
   ---------------------------------------------------------------------------------------------------
   Sales                                                                 10,992,365          2,864,993
   Issued to shareholders electing to receive
     payments of distributions in Fund shares                               165,077              6,369
   Redemptions                                                           (7,221,795)          (165,387)
   ---------------------------------------------------------------------------------------------------
   NET INCREASE                                                           3,935,647          2,705,975
   ---------------------------------------------------------------------------------------------------

                                                                           YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------
   CLASS B                                                                 2003              2002(1)
   ---------------------------------------------------------------------------------------------------
   Sales                                                                  2,179,780          1,103,860
   Issued to shareholders electing to receive
     payments of distributions in Fund shares                                39,350              3,482
   Redemptions                                                           (1,462,954)           (33,365)
   ---------------------------------------------------------------------------------------------------
   NET INCREASE                                                             756,176          1,073,977
   ---------------------------------------------------------------------------------------------------












                                                                           YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------
   CLASS C                                                                 2003              2002(1)
   ---------------------------------------------------------------------------------------------------
   Sales                                                                  7,044,115          1,896,911
   Issued to shareholders electing to receive
     payments of distributions in Fund shares                               105,670              4,724
   Redemptions                                                           (3,248,823)           (60,023)
   ---------------------------------------------------------------------------------------------------
   Net increase                                                           3,900,962          1,841,612
   ---------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 30, 2002, to December 31, 2002.

4    TRANSACTIONS WITH AFFILIATES

     Eaton Vance serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios), and administering the business affairs of the Fund. Under the investment advisory and administrative agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended December 31, 2003, the advisory and administration fee amounted to $210,568. To enhance the net investment income of the Fund, EVM was allocated $25,800 of the Fund's operating expenses for the year ended December 31, 2003. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2003, EVM earned $6,572 in sub-transfer agent fees. Certain officers and Trustees of the Fund and Portfolios are officers of the above organizations. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that EVD, a subsidiary of EVM, received $22,058 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2003.

5    DISTRIBUTION AND SERVICE PLANS

     The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan), pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% and 0.60% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $144,799 and $322,728 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% and 0.60% of the average daily net assets for Class B and Class C shares, respectively. At December 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $765,000, and $3,925,000 for Class B and Class C shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2003 amounted to $168,516, $48,266 and $134,470 for Class A, Class B, and Class C shares, respectively.

6    CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $79,000 and $96,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2003.

7    INVESTMENT TRANSACTIONS

     Increases and decreases in the Fund's investment in the Investment Portfolio for the year ended December 31, 2003 aggregated $244,906,169 and $198,315,283, respectively. Increases and decreases in the Fund's investment in the Government Obligations Portfolio for the year ended December 31, 2003 aggregated $79,627,299 and $45,050,296, respectively.

8    INVESTMENT IN PORTFOLIOS

     For the year ended December 31, 2003, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                                                                          GOVERNMENT
                                                                       INVESTMENT         OBLIGATIONS
                                                                       PORTFOLIO           PORTFOLIO           TOTAL
   ----------------------------------------------------------------------------------------------------------------------
   Interest income                                                  $     1,100,499    $     1,815,799    $     2,916,298
   Security lending income                                                       --            193,839            193,839
   Expenses                                                                (429,607)          (482,276)          (911,883)
   ----------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                            $       670,892    $     1,527,362    $     2,198,254
   ----------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) --
     Investment transactions
      (identified cost basis)                                       $       (26,438)   $      (203,473)   $      (229,911)
   Financial futures contracts                                                   --           (468,570)          (468,570)
   ----------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN (LOSS)
     ON INVESTMENTS                                                 $       (26,438)   $      (672,043)   $      (698,481)
   ----------------------------------------------------------------------------------------------------------------------
   Change in unrealized
     appreciation (depreciation) --
      Investments                                                   $      (137,085)   $    (1,311,390)   $    (1,448,475)
      Financial futures contracts                                                --            176,291            176,291
   ----------------------------------------------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED
     APPRECIATION (DEPRECIATION)                                    $      (137,085)   $    (1,135,099)   $    (1,272,184)
   ----------------------------------------------------------------------------------------------------------------------

EATON VANCE LOW DURATION FUND  AS OF DECEMBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE LOW DURATION FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

INVESTMENT PORTFOLIO AS OF DECEMBER 31, 2003
PORTFOLIO OF INVESTMENTS

                                                       PRINCIPAL
                                                       AMOUNT
SECURITY                                               (000'S OMITTED)   VALUE
--------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 12.8%
FHLMC, 8.00%, 1/17/09                                  $         1,743   $   1,841,033
FHLMC, 8.00%, 6/17/25                                            5,519       5,900,951
FHLMC, 9.25%, 2/1/17                                               999       1,088,601
GNMA, 11.00%, 3/15/16                                              332         389,636
--------------------------------------------------------------------------------------

TOTAL MORTGAGE PASS-THROUGHS
   (IDENTIFIED COST, $9,357,445)                                         $   9,220,221
--------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 27.7%

U.S. Treasury Bill, 1.015%, 2/5/04                     $        20,000   $  19,980,264
--------------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
   (IDENTIFIED COST, $19,980,264)                                        $  19,980,264
--------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 59.1%

Brahms Funding Corp., 1.17%, 1/12/04                   $         3,500   $   3,498,749
Five Finance Corp., 1.10%, 1/22/04                               3,000       2,998,075
Holland Ltd., 1.15%, 1/5/04                                      3,500       3,499,553
Jefferson Smurfit, 1.12%, 1/13/04                                3,500       3,498,693
Maxmillian Capital, 1.13%, 1/21/04                               3,500       3,497,803
Paradigm Funding LLC, 1.09%, 1/12/04                             3,500       3,498,834
Polonius, Inc., 1.09%, 1/16/04                                   3,500       3,498,410
Prudential PLC, 1.07%, 1/30/04                                   1,500       1,498,707
San Jose, CA, International Airport, 1.12%, 1/9/04               3,200       3,199,204
Southern Co., 1.09%, 1/5/04                                      3,500       3,499,576
Starbird, 1.10%, 1/15/04                                         3,500       3,498,503
Tasman Funding, Inc., 1.10%, 1/14/04                             3,500       3,498,610
Victory Receivables, 1.10%, 1/7/04                               3,500       3,499,358
--------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
   (AT AMORTIZED COST, $42,684,075)                                      $  42,684,075
--------------------------------------------------------------------------------------

                                                                         VALUE
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
   (IDENTIFIED COST $72,021,784)                                         $  71,884,560
--------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES -- 0.4%                                   $     272,590
--------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                     $  72,157,150
--------------------------------------------------------------------------------------

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)
GNMA - Government National Mortgage Association (Ginnie Mae)

                        SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO AS OF DECEMBER 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investments, at value
   (identified cost, $72,021,784)                                         $  71,884,560
Cash                                                                            163,591
Receivable for investments sold                                                  56,364
Interest receivable                                                              67,290
---------------------------------------------------------------------------------------
TOTAL ASSETS                                                              $  72,171,805
---------------------------------------------------------------------------------------

LIABILITIES

Payable to affiliate for Trustees' fees                                   $       1,894
Accrued expenses                                                                 12,761
---------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                         $      14,655
---------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                 $  72,157,150
---------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                   $  72,294,374
Net unrealized depreciation (computed on the basis of identified cost)         (137,224)
---------------------------------------------------------------------------------------
TOTAL                                                                     $  72,157,150
---------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME

Interest                                                                  $   1,102,022
---------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   $   1,102,022
---------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                    $     363,794
Trustees' fees and expenses                                                       4,388
Custodian fee                                                                    46,016
Legal and accounting services                                                    15,489
Miscellaneous                                                                       503
---------------------------------------------------------------------------------------
TOTAL EXPENSES                                                            $     430,190
---------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                     $     671,832
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                        $     (26,460)
---------------------------------------------------------------------------------------
NET REALIZED LOSS                                                         $     (26,460)
---------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                    $    (137,263)
---------------------------------------------------------------------------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      $    (137,263)
---------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                          $    (163,723)
---------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                $     508,109
---------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                YEAR ENDED           PERIOD ENDED
                                                DECEMBER 31, 2003    DECEMBER 31, 2002(1)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations --
   Net investment income                        $         671,832    $             24,185
   Net realized loss                                      (26,460)                   (250)
   Net change in unrealized
      appreciation (depreciation)                        (137,263)                     39
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS      $         508,109    $             23,974
-----------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                $     244,906,169    $         63,031,410
   Withdrawals                                       (198,315,283)            (38,097,239)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                         $      46,590,886    $         24,934,171
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                      $      47,098,995    $         24,958,145
-----------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                            $      25,058,155    $            100,010
-----------------------------------------------------------------------------------------
AT END OF YEAR                                  $      72,157,150    $         25,058,155
-----------------------------------------------------------------------------------------

(1) For the period from the start of business, September 30, 2002, to December 31, 2002.

                        SEE NOTES TO FINANCIAL STATEMENTS

SUPPLEMENTARY DATA

                                                                       YEAR ENDED DECEMBER 31,
                                                                       -----------------------
                                                                          2003        2002(1)
----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+
Ratios (As a percentage of average daily net assets):
   Net expenses                                                              0.59%        0.50%(2)
   Net investment income                                                     0.92%        0.84%(2)
Portfolio Turnover                                                             43%           0%
----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.74%        0.23%
----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                                $   72,157   $   25,058
----------------------------------------------------------------------------------------------
+  The operating expenses of the Portolio reflect an allocation of expenses to the Investment Adviser. Had such action not been taken the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses                                                                               1.07%(2)
   Net investment income                                                                  0.27%(2)

(1) For the period from the start of business, September 30, 2002, to December 31, 2002.
(2)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO AS OF DECEMBER 31, 2003
NOTES TO FINANCIAL STATEMENTS

1    SIGNIFICANT ACCOUNTING POLICIES

     Investment  Portfolio  (the  Portfolio) is registered  under the Investment
     Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 18, 2002 and remained inactive until September 30, 2002 except for matters related to its organization and sale of initial interests of $100,010. The Portfolio seeks total return by investing in a broad range of fixed income securities, including mortgage-backed securities U.S. Government obligations, corporate bonds, preferred stocks, asset-backed securities and money market instruments. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2003, the Eaton Vance Low Duration Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A INVESTMENT VALUATION -- Seasoned mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B INCOME -- Interest income is determined on the basis of interest accrued adjusted for amortization of premium or accretion of discount.

     C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     E INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interest holders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided however, that to the extent assets are available in the Portfolio, the Portfolio may under certain circumstances indemnify interest holders from and against any claim or liability to which such holder may become subject by reason of being or having been an interest holder in this Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

     F EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2003, $303 in credit balances were used to reduce the Portfolio's custodian fee.

     G OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of securities sold.

2    INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The  investment  adviser fee is earned by Boston  Management  and  Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0417% (0.50% per annum) of the Portfolio's average daily net assets. For the year ended December 31, 2003, the fee was equivalent to 0.50% of the Portfolio's average net assets for such period and amounted to $363,794. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2003, no significant amounts have been deferred.

     Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage backed securities, aggregated $14,879,555 and $5,077,772, respectively.

4    FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

     The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                            $  72,021,784
   -------------------------------------------------------
   Gross unrealized appreciation             $          --
   Gross unrealized depreciation                  (137,224)
   -------------------------------------------------------
   NET UNREALIZED DEPRECIATION               $    (137,224)
   -------------------------------------------------------

5    LINE OF CREDIT

     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2003.

6    FINANCIAL INSTRUMENTS

     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2003, there were no outstanding obligations under these financial instruments.

INVESTMENT PORTFOLIO AS OF DECEMBER 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF INVESTMENT PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Portfolio (the "Portfolio") at December 31, 2003, and the results of its operations, the changes in its net assets, and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

EATON VANCE LOW DURATION FUND

MANAGEMENT AND ORGANIZATION


FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Cash Management Portfolio (CMP), Government Obligations Portfolio (GOP), Investment Portfolio (IP) and Investment Grade Income Portfolio (IGIP), are responsible for the overall management and supervision of the Trust's and Portfolios'affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM.

                         POSITION(S)         TERM OF                                    NUMBER OF PORTFOLIOS
                          WITH THE         OFFICE AND                                     IN FUND COMPLEX
   NAME AND              TRUST AND          LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY                 OTHER
 DATE OF BIRTH         THE PORTFOLIOS       SERVICE          DURING PAST FIVE YEARS          TRUSTEE(1)           DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)
Jessica M. Bibliowicz     Trustee        Trustee of the     Chairman, President and            193                   Director of
11/28/59                               Trust, CMP and GOP   Chief Executive Officer                                    National
                                       since 1998; of IGIP  of National Financial                                 Financial Partners
                                       since 2000; of IP    Partners (financial
                                           since 2002       services company) (since
                                                            April 1999). President
                                                            and Chief Operating
                                                            Officer of John A. Levin
                                                            & Co. (registered
                                                            investment adviser)
                                                            (July 1997 to April
                                                            1999) and a Director of
                                                            Baker, Fentress &
                                                            Company, which owns John
                                                            A. Levin & Co. (July
                                                            1997 to April 1999).
                                                            Ms. Bibliowicz is an
                                                            interested person
                                                            because of her
                                                            affiliation with a
                                                            brokerage firm.

James B. Hawkes           Trustee        Trustee of the     Chairman, President and            195                 Director of EVC
11/9/41                                 Trust since 1991;   Chief Executive Officer
                                       of GOP since 1992;   of BMR, EVC, EVM and EV;
                                       of CMP since 1993;   Director of EV; Vice
                                       of IGIP since 2000;  President and Director
                                        of IP since 2002    of EVD. Trustee and/or
                                                            officer of 195
                                                            registered investment
                                                            companies in the Eaton
                                                            Vance Fund Complex. Mr.
                                                            Hawkes is an interested
                                                            person because of his
                                                            positions with BMR, EVM,
                                                            EVC and EV, which are
                                                            affiliates of the Fund
                                                            and Portfolios.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III      Trustee        Trustee of the     Jacob H. Schiff                    195                    Director of
2/23/35                                Trust  since 1986;   Professor of Investment                                  Tiffany & Co.
                                       of CMP and GOP since Banking Emeritus,                                         (specialty
                                       1993; of IGIP since  Harvard University                                       retailer) and
                                          2000; of IP       Graduate School of                                        Telect, Inc.
                                           since 2002       Business Administration.                              (telecommunication
                                                                                                                   services company)









William H. Park           Trustee          Since 2003       President and Chief                192                      None
9/19/47                                                     Executive Officer, Prizm
                                                            Capital Management, LLC
                                                            (investment management
                                                            firm) (since 2002).
                                                            Executive Vice President
                                                            and Chief Financial
                                                            Officer, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) (1982-2001).

Ronald A. Pearlman        Trustee          Since 2003       Professor of Law,                  192                      None
7/10/40                                                     Georgetown University
                                                            Law Center (since 1999).
                                                            Tax Partner, Covington &
                                                            Burling, Washington, DC
                                                            (1991-2000).

                         POSITION(S)        TERM OF                                     NUMBER OF PORTFOLIOS
                          WITH THE         OFFICE AND                                     IN FUND COMPLEX
   NAME AND              TRUST AND          LENGTH OF        PRINCIPAL OCCUPATION(S)        OVERSEEN BY                 OTHER
 DATE OF BIRTH         THE PORTFOLIOS       SERVICE          DURING PAST FIVE YEARS          TRUSTEE(1)           DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer          Trustee        Trustee of the     President, Chief                   195                      None
9/21/35                                 Trust since 1986;   Executive Officer and a
                                          of CMP and GOP    Director of Asset
                                       since 1993; of IGIP  Management Finance Corp.
                                       since 2000; of IP    (a specialty finance
                                           since  2002      company serving the
                                                            investment management
                                                            industry) (since October
                                                            2003). President,
                                                            Unicorn Corporation (an
                                                            investment and financial
                                                            advisory services
                                                            company) (since
                                                            September 2000).
                                                            Formerly, Chairman,
                                                            Hellman, Jordan
                                                            Management Co., Inc. (an
                                                            investment management
                                                            company) (2000-2003).
                                                            Formerly, Advisory
                                                            Director of Berkshire
                                                            Capital Corporation
                                                            (investment banking
                                                            firm) (2002-2003).
                                                            Formerly, Chairman of
                                                            the Board, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) and Chairman,
                                                            President and Director,
                                                            UAM Funds (mutual funds)
                                                            (1980-2000).

Lynn A. Stout             Trustee       TrusteeTrustee of   Professor of Law,                  195                      None
9/14/57                                the Trust, CMP and   University of California
                                       GOP since 1998; of   at Los Angeles School of
                                        IGIP since  2000;   Law (since July 2001).
                                        of IP since 2002    Formerly, Professor of
                                                            Law, Georgetown
                                                            University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              POSITION(S)                    TERM OF
                               WITH THE                    OFFICE AND
  NAME AND                    TRUST AND                     LENGTH OF                          PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                 PORTFOLIOS                     SERVICE                            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.    President of the Trust              Since 2002           Executive Vice President of EVM, BMR, EVC and EV;
5/31/58                                                                         Chief Investment Officer of EVM and BMR and Director
                                                                                of EVC. Chief Executive Officer of Belair Capital
                                                                                Fund LLC, Belcrest Capital Fund LLC, Belmar Capital
                                                                                Fund LLC, Belport Capital Fund LLC and Belrose
                                                                                Capital Fund LLC (private investment companies
                                                                                sponsored by EVM). Officer of 54 registered
                                                                                investment companies managed by EVM or BMR.

William H. Ahern, Jr.      Vice President of               Since 1995           Vice President of EVM and BMR. Officer of 35
7/28/59                       the Trust                                         registered investment companies managed by EVM or
                                                                                BMR.

Thomas J. Fetter          Vice President of                Since 1997           Vice President of EVM and BMR. Trustee and President
8/20/43                       the Trust                                         of The Massachusetts Health & Education Tax-Exempt
                                                                                Trust. Officer of 127 registered investment
                                                                                companies managed by EVM or BMR.

Christine Johnston        Vice Presideent of IP            Since 2003           Vice President of EVM and BMR. Officer of 1
11/9/72                                                                         registered investment company managed by EVM or BMR.

Elizabeth S. Kenyon       President of CMP                Since 2002(2)         Vice President of EVM and BMR. Officer of 2
9/8/59                        and IGIP                                          registered investment companies managed by EVM or
                                                                                BMR.

Thomas H. Luster        Vice President of CMP              Since 2002           Vice President of EVM and BMR. Officer of 14
4/8/62                      and IGIP                                            registered investment companies managed by EVM or
                                                                                BMR.

Michael R. Mach           Vice President of                Since 1999           Vice President of EVM and BMR since December 1999.
7/15/47                       the Trust                                         Previously, Managing Director and Senior Analyst for
                                                                                Robertson Stephens (1998-1999). Officer of 26
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

Robert B. MacIntosh      Vice President of                 Since 1998           Vice President of EVM and BMR. Officer of 127
1/22/57                      the Trust                                          registered investment companies managed by EVM
                                                                                or BMR.

                              POSITION(S)                    TERM OF
                               WITH THE                    OFFICE AND
  NAME AND                    TRUST AND                     LENGTH OF                          PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                 PORTFOLIOS                     SERVICE                            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Duncan W. Richardson        Vice President                Since 2001            Senior Vice President and Chief Equity Investment
10/26/57                       the Trust                                        Officer of EVM and BMR. Officer of 42 registered
                                                                                investment companies managed by EVM or BMR.

Walter A. Row, III        Vice President of               Since 2001            Director of Equity Research and a Vice President of
7/20/57                       the Trust                                         EVM and BMR. Officer of 22 registered investment
                                                                                companies managed by EVM or BMR.

Judith A. Saryan          Vice President of               Since 2003            Vice President of EVM and BMR. Previously, Portfolio
8/21/54                       the Trust                                         Manager and Equity Analyst for State Street Global
                                                                                Advisors (1980-1999). Officer of 25 registered
                                                                                investment companies managed by EVM or BMR.

Susan Schiff             Vice President of the    Vice President of the Trust   Vice President of EVM and BMR. Officer of 26
3/13/61                    Trust, GOP and IP       and IP since 2002; of GOP    registered investment companies managed by EVM or
                                                         since 1993             BMR.

Mark Venezia               President of GOP             Since 2002(2)           Vice President of EVM and BMR. Officer of 3
5/23/49                        and IP                                           registered investment companies managed by EVM or
                                                                                BMR.

Alan R. Dynner               Secretary            Secretary of the Trust, CMP   Vice President, Secretary and Chief Legal Officer of
10/10/40                                          and GOP since 1997; of IGIP   BMR, EVM, EVD, EV and EVC. Officer of 195 registered
                                                  since 2000; of IP since 2002  investment companies managed by EVM or BMR.

Kristin S. Anagnost        Treasurer of CMP              Since 2002(2)           Assistant Vice President of EVM and BMR. Officer of
6/12/65                                                                          109 registered investment companies managed by EVM
                                                                                 or BMR.

William J. Austin, Jr.    Treasurer of IGIP              Since 2002(2)          Vice President of EVM and BMR. Officer of 58
12/27/51                                                                        registered investment companies managed by EVM or

Barbara E. Campbell       Treasurer of GOP
6/19/57                       and IP                     Since 2002(2)          Vice President of EVM and BMR. Officer of 195
                                                                                registered investment companies managed by EVM or
                                                                                BMR.

James L. O'Connor       Treasurer of the Trust            Since 1989            Vice President of BMR, EVM and EVD. Officer of 116
4/1/45                                                                          registered investment companies managed by EVM or
                                                                                BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Kenyon served as Vice President of CMP and IGIP since 2001, Mr. Venezia served as Vice President of GOP since 1993, Ms. Anagnost served as Assistant Treasurer of CMP since 1998, Mr. Austin served as Assistant Treasurer of IGIP since 2000 and Ms. Campbell served as Assistant Treasurer of GOP since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge by calling 1-800-225-6265.

                          PORTFOLIO INVESTMENT ADVISER
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                               FUND ADMINISTRATOR
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                             Boston, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             Attn: Eaton Vance Funds
                                  P.o. Box 9653
                            Providence, RI 02940-9653
                                 (800) 262-1122

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                                 125 High Street
                                Boston, MA 02110

                         EATON VANCE MUTUAL FUNDS TRUST
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

1560-2/04                                                                  LDSRC